EXHIBIT 10.29

                     EAGLE CAPITAL GROUP, LLC LOAN DOCUMENTS


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                        LOAN AND STOCK PURCHASE AGREEMENT







                       Dated effective as of July 26, 2001




                                 by and between



                            AutoTradeCenter.com Inc.
                             an Arizona Corporation,

                                       and

                            Eagle Capital Group, LLC
                      an Arizona limited liability company







                                Phoenix, Arizona


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                        LOAN AND STOCK PURCHASE AGREEMENT



         THIS LOAN AND STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of July 26, 2001, by and between AutoTradeCenter.com Inc., an Arizona corporation ("Borrower") and Eagle Capital Group, LLC, an Arizona limited liability company ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower has requested Lender to make available to Borrower a loan and Lender has agreed to do so upon the terms herein set forth; and

         WHEREAS, in furtherance of accomplishing the transactions pursuant to the loan, Borrower shall issue to Lender shares of Series E Redeemable Preferred Stock having the rights and designations as stated on EXHIBIT A attached to this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, Borrower and Lender agree as follows:

SECTION 1         DEFINITIONS.

                   As used in this Agreement, the following terms have the following meanings:

         1.1 "ADVANCE" shall mean a disbursement of funds under the Loan pursuant to this Agreement.


         1.2 "AGREEMENT" shall mean this Loan and Stock Purchase Agreement, as the same may be amended, supplemented, or modified from time to time, together with all Exhibits and schedules attached to this Agreement from time to time.

         1.3 "AFFILIATE" shall mean any person, firm, corporation, or entity (herein collectively called a "Person", but only for the purposes of this Section) directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise.

         1.4 "APPROVED LIENS" shall mean: (a) any liens or security interests in favor of Lender; and (b) any Liens for which Lender has given prior written approval.

         1.5 "BUSINESS DAY" shall mean a day other than a Saturday, Sunday, or other day on which state banking corporations in Phoenix, Arizona are authorized or required by law to close.

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         1.6 "BUSINESS  PLAN BUDGET" shall mean a detailed  business plan budget and cash flow agreed to in writing by the parties indicating the proposed uses of funds available to Borrower, including those funds advanced pursuant to this Agreement, over a time horizon to be specified by Lender.

         1.7 "COLLATERAL DOCUMENTS" shall mean collectively the Security and Stock Pledge Agreement, and all other security agreements, assignments, financing statements, and other documents, whether now or hereafter existing, as shall from time to time secure the Loan and any other obligations of Borrower to Lender.

         1.8   "COMMITMENT   FEE"  shall  mean  an  amount   equal  to  $13,000.

         1.9 "COMMITMENT PERIOD" shall mean the period from and including the date hereof to and including the Maturity Date.

         1.10 "COMMON STOCK" shall mean the common stock of the Borrower, no par value.

         1.11 "CONVERSION PRICE" shall mean the lesser of (a) $0.10; or (b) the Average Bid Price of the Common Stock.

                   For purposes of this Agreement, the "Average Bid Price" shall mean, (i) if the Common Stock is traded in the over-the-counter market and not in the Nasdaq National Market System or on any other national securities exchange, the average of the per share closing bid prices of the Common Stock as reported by Nasdaq or an equivalent generally accepted reporting service following the date of the Initial Advance through the earlier of the date of conversion of the Note or the Termination Date, or (ii) if the Common Stock is traded in the Nasdaq National Market System or on a national securities exchange, the average of the daily per share closing prices of the Common Stock in the Nasdaq National Market System or on the principal stock exchange on which it is listed, as the case may be following the date of the Initial Advance through the earlier of the date of conversion of the Note or the Termination Date. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported on the OTC Bulletin Board, or if not available, in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in the case where no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the Nasdaq National Market System or on the national securities exchange on which the Common Stock is then listed. If the Common Stock is not traded on any market, the Average Bid Price shall be the fair market value as determined by the Borrower's Board of Directors in its sole discretion, which determination shall be final.

                   Notwithstanding anything to the contrary in this SECTION 1.11, in case Borrower shall hereafter issue shares of its Common Stock or debt or equity securities convertible or exchangeable into Common Stock (excluding shares issued (i) upon the declaration of a dividend on or a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) upon a subdivision or reclassification of its outstanding shares of Common Stock into a greater number of shares, (iii) upon a combination or reclassification of its outstanding shares of Common Stock into a


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smaller  number of shares,  (iv) upon exercise of options  granted to Borrower's officers, directors, employees, and consultants under a plan or plans adopted by Borrower's Board of Directors (the "Excluded Options"), PROVIDED HOWEVER, that in no event shall the Excluded Options exceed 10% of the issued and outstanding shares of Common Stock; (v) upon exercise or conversion of options, warrants, convertible securities, and convertible debentures outstanding as of the date of the Initial Advance, (vi) to shareholders of any corporation which merges into Borrower in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (vii) upon exercise or conversion of any securities issued to Lender pursuant to this Agreement or the Related Documents, or (viii) issued in a bona fide public offering pursuant to a firm commitment underwriting), for a consideration per share (the "Offering Price") less than the Conversion Price, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the Offering Price.

         1.12 "DEFAULT" shall mean an event which with the giving of notice or the passage of time or both would constitute an Event of Default.

         1.13 "DEFAULT INTEREST RATE" shall mean 18% per annum.

         1.14 "EVENT OF  DEFAULT"  shall have the  meaning  assigned  thereto in
SECTION 11.1 hereof.


         1.15 "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower.

         1.16 "GOVERNMENT AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administration functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise, by any of the foregoing).

         1.17 "INDEBTEDNESS" shall mean at a particular time: (a) indebtedness for borrowed money of which Borrower is liable, contingently or otherwise, as obligor or otherwise or any commitment by which Borrower assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit; (b) indebtedness guaranteed in any manner by Borrower, including guaranties in the form of an agreement to repurchase or reimburse; (c) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations Borrower is liable, contingently or otherwise, as obligor or otherwise, or in respect of which obligations Borrower assures a creditor against loss; (d) all liabilities secured by any Lien on any Property owned by Borrower even though it has not assumed or otherwise become liable for the payment thereto; and (e) any other liability or obligation of Borrower payable more than one year from the date of the creation thereof, and which, in accordance with GAAP, is properly shown as a liability of Borrower on its balance sheet.

         1.18 "INTELLECTUAL PROPERTY" shall mean any intellectual property, including foreign and domestic copyrights, copyright applications, copyrightable material, of any kind or nature, registered


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trademarks,  trademark  applications,  non-registered  trademarks,  trade names, trade dress, patent, patent applications, or any other item of like or similar nature, now owned or hereafter acquired by Borrower, whether or not formally perfected, registered, filed or otherwise or otherwise with any state, federal, or foreign agency or department, including all common-law rights related to any of the foregoing.

         1.19 "INTEREST RATE" shall mean 12% per annum.


         1.20 "LIEN" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction.

         1.21 "LOAN" shall mean the multiple-advance non-revolving loan made by Lender to Borrower pursuant to this Agreement and includes all amounts of Borrower's obligation guaranteed by Lender pursuant to the NetChemistry Guaranty.

         1.22 "MATERIAL ADVERSE CHANGE" shall mean (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of Borrower, taken as a whole, (b) a material impairment of Borrower's ability to perform its obligations under this Agreement or any of the Related Documents to which it is a party or of Lender's ability to enforce the obligations or realize upon the Collateral (as defined in the Security Agreement), or (c) a material impairment of the enforceability or priority of the Lender's liens with respect to the Collateral (as defined in the Security Agreement) as a result of an action or failure to act on the part of Borrower.

         1.23 "MATURITY DATE" shall mean June 30, 2002, unless such date is extended to June 30, 2003, by Lender by 30 days prior written notice to Borrower.

         1.24 "MAXIMUM AVAILABLE CREDIT COMMITMENT" shall mean $1,300,000.00 as of the date of this Agreement, and shall be reduced pursuant to SECTION 2.1.

         1.25 "MINIMUM PRINCIPAL REPAYMENT" shall mean five percent (5%) of the outstanding principal amount under the Note.

         1.26 "NETCHEMISTRY GUARANTY" shall mean the guaranty by Lender of Borrower's obligation to NetChemistry, Inc, a Delaware Corporation
("NetChemistry"), pursuant to the Escrow Agreement between Borrower and NetChemistry dated on or about the date hereof, and the accompanying Note in the amount of $309,825 from Borrower to NetChemistry.

         1.27 "NEW CAPITAL INFUSION" shall mean any and all amounts received by Borrower in the form of equity capital, loans, and otherwise outside of the ordinary course of Borrower's business after the date of the Initial Advance.


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         1.28 "NOTE" shall mean the Multiple  Advance  Credit Note, of even date herewith, in the stated principal amount of $1,300,000.00 executed by Borrower in favor of Lender to evidence the Loan, and any other note or notes issued in substitution, replacement, or renewal of the foregoing note.

         1.29 "PAYMENT DATE" shall mean each of July 31, 2001, and the last day of each month thereafter. If any Payment Date is a day that is not a Business Day, then the Payment Date for that particular month shall be the next Business Day after the last day of the month in question.

         1.30 "PERSON" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Government Authority, or other entity of whatever nature.

         1.31 "PREPAYMENT SHARES" shall mean 1,500,000 shares of Common Stock of Borrower. In the event that the Borrower shall at any time: (a) pay a stock dividend; (b) subdivide its outstanding shares of Common Stock into a greater number of shares; (c) combine its outstanding shares of Common Stock into a smaller number of shares; or (d) issue by reclassification of its shares of Common Stock any other capital stock of the Borrower, the Lender shall be entitled to receive the number of Prepayment Shares of the Borrower which it would have owned or have been entitled to receive after the happening of any of the events described above had the Prepayment Shares been issued immediately prior to the happening of such event.

         1.32 "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal, or mixed, or tangible or intangible of Borrower now existing or hereinafter acquired.

         1.33 "QUARTERLY FACILITY FEE" shall mean one percent (1%) of the sum of
(i) the  average  daily  principal  balance  outstanding  during  the  preceding applicable three-month period, and (ii) the average daily balance of all obligations of Borrower that are guaranteed by Lender pursuant to the NetChemistry Guaranty; PROVIDED, HOWEVER, the first Quarterly Facility Fee shall be calculated commencing on the date hereof, and ending on August 31, 2001.

         1.34 "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement between Borrower and Lender, dated as of the date hereof, pursuant to which Borrower agrees to register shares of its Common Stock that may be owned or acquired by Lender, as such Registration Rights Agreement may be amended, supplemented, or modified from time to time, together with all exhibits and schedules attached thereto from time to time.

         1.35 "RELATED DOCUMENTS" shall mean collectively the Note, the Collateral Documents, the Registration Rights Agreement, the Warrants, the Facilities Use and Administrative Services Agreement by and between Borrower and United Administration, Inc. dated as of the date hereof (the "Facilities Agreement"), and any other notes, instruments, mortgages, deeds of trust, security agreements, assignments, financing statements, documents, agreements, certificates, and guaranties, whether now or hereafter existing, executed in connection with the Loan.

         1.36 "SECURITY AGREEMENT" shall mean the Security and Stock Pledge Agreement between Borrower and Lender, dated as of the date hereof, which secures, among other things, the


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Loan and any other  obligation of Borrower to Lender  pursuant to this Agreement and the Related Documents, as such Security and Stock Pledge Agreement may be amended, supplemented, or modified from time to time, together with all Exhibits and schedules attached thereto from time to time.

         1.37 "TERMINATION DATE" shall mean the later of (i) the Maturity Date or (ii) the date on which Lender no longer has any liability under the NetChemistry Guaranty.

         1.38 "WARRANTS" shall mean the Funding Warrants and the Repayment Warrants (as defined in SECTION 4) issued by Borrower in favor of Lender in connection with this Agreement, dated as of the date hereof, as such Warrants may be amended, supplemented, or modified from time to time, together with all exhibits and schedules attached thereto from time to time.

         1.39 "UCC" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Arizona.

                   Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to the accounting term under GAAP, all other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided in the UCC to the extent the same are used or defined therein. Unless the context otherwise requires, the words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, without limitation". All references to dollar amounts shall mean amounts in lawful money of the United States of America.

SECTION 2         AMOUNT AND TERMS OF CREDIT LOAN AND STOCK PURCHASE.

         2.1 CREDIT COMMITMENT. Subject to the terms and conditions hereof, Lender agrees to make the Loan to Borrower during the Commitment Period; PROVIDED, HOWEVER, that the sum of (i) the aggregate principal balance of the Loan and (ii) the aggregate amount of all obligations of Borrower that are guaranteed by Lender pursuant to the NetChemistry Guaranty shall at no time exceed $1,300,000. The Loan is not a revolving credit facility and the amounts borrowed and repaid under the Loan are not available to be reborrowed. Amounts guaranteed by Lender pursuant to the NetChemistry Guaranty are not available to be borrowed. Each and every payment of principal under the Loan and all amounts guaranteed by Lender pursuant to the NetChemistry Guaranty shall reduce the Maximum Available Credit Commitment dollar for dollar. During the Commitment Period, Borrower may borrow and repay the amounts owing on the Loan in whole or in part, all in accordance with the terms and conditions of hereof.

         2.2 PURCHASE OF  PREFERRED  STOCK.  Lender  hereby  subscribes  for and agrees to purchase One Thousand Three Hundred (1,300) shares of Series E Redeemable Preferred Stock (the "Shares") of Borrower, at the price of Ten Cents ($0.10) per Share or a total of One Hundred and Thirty dollars ($130.00), payable by check to Borrower upon execution of this Agreement. Lender acknowledges that such Shares are being issued for the purpose of giving the holder thereof certain voting and other rights. The Shares shall have the rights and designations as stated on EXHIBIT A.


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         2.3 INTEREST PAYABLE.

             (a) Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding on the Loan at the Interest Rate. Borrower agrees to pay interest on the aggregate amount of all obligations of Borrower that are guaranteed by Lender pursuant to the NetChemistry Guaranty from time to time at the Interest Rate.

             (b) Except as otherwise stated in this Agreement, all interest and fees, if any, with respect to the Loan, shall be computed on the basis of a 365-day year and the actual number of days elapsed.

             (c) The unpaid principal amount from time to time outstanding on the Loan shall bear interest at the Default Interest Rate from the date of the occurrence of an Event of Default hereunder until the earlier of: (a) the date on which the unpaid principal amount outstanding, together with all accrued interest and other amounts payable hereunder, is paid in full; or (b) the date on which such Event of Default is timely cured in a manner reasonably satisfactory to Lender.

             (d) All fees, charges, goods, things in action or any other sums or things of value, other than the interest resulting from the interest rate charged with respect to the Loan (as described in Section 2 hereof) paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Agreement or the Related Documents or any other document or instrument in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that, under the laws of the State of Arizona, may be deemed to be interest with respect to this lending transaction, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums. Borrower understands and believes that this lending transaction complies with the usury laws of the State of Arizona and agrees not to challenge in any manner that this lending transaction violates any such laws; however, if any interest or other charges in connection with this lending transaction are ever determined to exceed the maximum amount permitted by law, then Borrower agrees that: (a) the amount of interest or charges payable pursuant to this lending transaction shall be reduced to the maximum amount permitted by law; and (b) any excess amount previously collected from Borrower in connection with this lending transaction that exceeded the maximum amount permitted by law, will be credited against the principal balance then outstanding hereunder.

         2.4 FEES.

             (a) COMMITMENT FEE. Upon the date of the Initial Advance, Borrower shall pay to Lender the Commitment Fee.


             (b) QUARTERLY FACILITY FEE. Commencing on September 1, 2001, and on each December 1, March 1, June 1, and September 1 thereafter during the Commitment Period, Borrower shall pay to Lender the Quarterly Facility Fee.



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         2.5 REPAYMENT TERMS.  During the Commitment Period,  Borrower shall pay to Lender the following:

             (a) On each Payment Date, Borrower will pay all accrued but unpaid interest outstanding under the Loan.

             (b) On each Payment Date, Borrower shall pay to Lender the Minimum Principal Repayment. In the event that Borrower is not able to pay to Lender the Minimum Principal Repayment on a particular Payment Date, the due date of such Minimum Principal Repayment shall be extended to the next Payment Date; PROVIDED HOWEVER, that in no event shall the due date of any Minimum Principal Repayment be extended beyond the next Payment Date.

             (c) In the event Borrower receives a New Capital Infusion, Borrower shall apply such funds in the following order: (i) upon approval of the Borrower's Board of Directors, for payment of accrued benefits and accounts payable existing as of the date of the Initial Advance, in an aggregate amount not to exceed $185,000; and (ii) one half of any amounts remaining after payment of (i) above shall be paid to Lender within two (2) Business Days of Borrower's receipt thereof and shall be applied in accordance with Section 2.5(f).

             (d) Borrower shall repay in full all principal, any unpaid interest, and other charges outstanding under the Loan no later than the Maturity Date.

             (e) Payments by Borrower to Lender will be made at 2425 East Camelback Road, Suite 100, Phoenix, Arizona 85016 or at such other location selected by Lender from time to time, and made in immediately available funds, or such other type of funds selected by Lender.

             (f) Unless otherwise provided in this Agreement, payments received by Lender with respect to the Loan shall be applied first to the Commitment Fee, next to the Quarterly Facility Fees, next to accrued and unpaid interest, next to additional sums or other costs or charges provided for herein or in any of the Related Documents, and the remainder to the principal amount outstanding.

         2.6 PREPAYMENTS. Applying all payments as directed in SECTION 2.5(F), Borrower may, at its option, at any time and from time to time, prepay the principal amount of the Loan, in whole or in part. In the event Borrower prepays the principal amount of the Loan in full prior to December 31, 2001, Borrower shall issue to Lender the Prepayment Shares.

         2.7 LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the Loan. Lender shall provide Borrower with periodic statements of the account of Borrower.

SECTION 3         CONVERSION OF LOAN.


         3.1 CONVERSION RIGHTS. All outstanding amounts under the Note may, at the option of Lender, be converted, in whole or in part, at any time and from time to time into fully paid and non-


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assessable  shares of Common  Stock  (the  "Conversion  Shares").  The number of
Conversion Shares to which Lender shall be entitled to receive upon conversion shall be the quotient obtained by dividing (a) the outstanding amount under the Note that Lender elects to convert, by (b) the Conversion Price.

         3.2 ADJUSTMENT BASED UPON STOCK DIVIDENDS, COMBINATION OF SHARES, RECAPITALIZATION. In the event that the Borrower shall at any time: (a) pay a stock dividend; (b) subdivide its outstanding shares of Common Stock into a greater number of shares; (c) combine its outstanding shares of Common Stock into a smaller number of shares; or (d) issue by reclassification of its shares of Common Stock any other special capital stock of the Borrower, the Lender, upon surrender of the Loan for conversion, shall be entitled to receive the number of shares of Common Stock or other capital stock of the Borrower which it would have owned or have been entitled to receive after the happening of any of the events described above had the Loan converted immediately prior to the happening of such event.

         3.3 ADJUSTMENT BASED UPON MERGER OR CONSOLIDATION. If at any time or from time to time there shall be a merger or consolidation of Borrower with or into another entity (other than a merger or reorganization involving only a change in the state of incorporation of the Borrower), or the sale of all or substantially all of Borrower's capital stock or assets to any other entity, then, as a part of such reorganization, merger, or consolidation, or sale, provision shall be made so that the Lender shall thereafter be entitled to receive upon conversion of the Note the number of shares of stock or other securities or property of Borrower, or of the successor corporation resulting from such merger or consolidation, to which Lender would have been entitled if Lender had converted the Note immediately prior to such capital reorganization, merger, consolidation or sale.

         3.4 EXERCISE OF CONVERSION PRIVILEGE. The conversion privilege provided for herein shall be exercisable by Lender by written notice to the Borrower and surrender of the Note in exchange for the Conversion Shares.

         3.5 STATUS OF SHARES TO BE ISSUED. All of the Conversion Shares shall, upon issuance, be validly issued, fully paid, non-assessable, and free of any preemptive rights created by the Borrower.

         3.6 ISSUANCE OF STOCK CERTIFICATE. Upon conversion of the Loan, the Borrower shall immediately issue to Lender a certificate or certificates representing the Conversion Shares. Such certificates of Conversion Shares shall be deemed to have been issued and Lender shall be deemed to have become a holder of such Conversion Shares as of the close of business on the date of the notice of conversion, notwithstanding that the certificates representing such Conversion Shares shall not actually have been delivered or that the stock transfer books of the Borrower shall then be closed.

         3.7 RESERVE OF SHARES. The Borrower shall at all times reserve out of its authorized shares of Common Stock a number of shares sufficient to enable it to comply with its obligation to issue the Conversion Shares.

         3.8 RESTRICTED SECURITIES. The Conversion Shares will be "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act").

         3.9 NO REGISTRATION. Upon conversion, the Conversion Shares will not have been registered under the 1933 Act, the Arizona Securities Act, as amended from time to time (the "Arizona Act"), or the securities laws of any other jurisdiction and must be held indefinitely without any transfer, sale, or other disposition unless (a) they are subsequently registered under the 1933 Act, the Arizona Act, and the securities laws of any other applicable jurisdiction or,
(b) in the opinion of counsel reasonably acceptable to the Borrower, registration is not required under such Acts or laws as the result of an available exemption.

         3.10 LEGEND. There shall be endorsed on the certificates evidencing the Conversion Shares a legend substantially to the following effect:

             "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH SHARES ARE 'RESTRICTED SECURITIES' AS DEFINED BY RULE 144 UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT. WITHOUT LIMITING THE FOREGOING, THE SHARES MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF COUNSEL THAT SUCH TRANSFER, SALE, OR OTHER DISPOSITION DOES NOT VIOLATE THE ARIZONA SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION OR THE RULES AND REGULATIONS THEREUNDER.

         3.11 RESTRICTION ON OTHER SECURITIES. Except upon certain limited circumstances, the restrictions on the transfer of the Conversion Shares will also apply to any and all shares of capital stock or other securities issued or otherwise acquired with respect thereto including, shares and securities issued or acquired as a result of any stock dividend, stock split, or exchange or any distribution of shares or securities pursuant to any corporate reorganization, reclassification, or similar event.

         3.12 REFUSAL TO TRANSFER. The Borrower may not refuse to effect a transfer, sale, or other disposition of the Conversion Shares by the Lender or its successors or assigns otherwise than as contemplated hereby.

SECTION 4         WARRANTS.


         4.1 FUNDING WARRANT. As additional consideration for the Loan, contemporaneously with execution of this Loan Agreement, Borrower shall issue to Lender five-year warrants to purchase that number of shares of Common Stock, at an exercise price of $0.125 per share, equal to the product obtained by multiplying (a) 50%, by (b) a fraction, the numerator of which shall be the aggregate amount of all Advances, and the denominator of which shall be $0.10, upon the terms and conditions of the funding warrant certificate ("Funding Warrant").

         4.2 REPAYMENT WARRANT. As additional consideration for the Loan, contemporaneously with execution of this Loan Agreement, Borrower shall issue to Lender 90-day warrants to purchase shares of Common Stock, at an exercise price of $0.10 per share, upon the terms and conditions of the repayment warrant certificate ("Repayment Warrant").

         4.3 TERMS. The number of shares pursuant to the Warrants, the exercise price, and other terms of the warrants pursuant to this SECTION 4 shall be evidenced by the terms of the warrants.

SECTION 5         COLLATERAL.


         5.1 COLLATERAL.  The obligations of Borrower to Lender pursuant to this
Agreement   and  the  Related   Documents   shall  be  secured  by  a  perfected
first-priority security interest in all of Borrower's Property.

SECTION 6         CONDITIONS PRECEDENT TO LOAN.


         6.1 INITIAL ADVANCE. Upon execution of this Agreement and satisfaction of the following conditions, Lender agrees to make an initial advance to Borrower of at least $250,000 (the "Initial Advance"). In addition to the terms and conditions otherwise contained herein (including SECTION 2 hereof), the obligation of Lender to make the Initial Advance under the Loan is conditioned on Lender receiving, prior to the Initial Advance, each of the following, all of which shall be in such form reasonably satisfactory to Lender:

             (a) evidence of cancellation of the following promissory notes, (1) a promissory note in the amount of $336,200.66, due April 1, 2002, payable to Pinnacle Financial Corporation, and (2) a promissory note in the amount of $402,000.00, due April 1, 2002, payable to Mark Moldenhauer (the "Prior Notes");

             (b) an amended and restated promissory note in the amount of $738,200.66, payable to Mark Moldenhauer, such note combining the Prior Notes (the "Moldenhauer Note");

             (c) a Subordination Agreement by and among Mark Moldenhauer, Borrower, and Lender with respect to the Prior Notes, the Moldenhauer Note, the Loan, and the Related Documents;

             (d) a Secretary's Certificate, executed by the Borrower's Secretary, confirming that the following amounts have been converted to Common Stock at a conversion price of $0.10 per share: (i) all accrued compensation payable to the Borrower's Board of Directors (approximately $39,000 as of the date of this Agreement); (ii) anticipated future telephonic and annual meeting compensation through August 2001 (approximately $24,000); and (iii) any other accrued and unpaid obligations to officers, directors, and 5% shareholders (with the exception of the Moldenhauer Note, and accrued bonuses and deferred compensation to officers);

             (e) an opinion addressed to Lender from Greenberg Traurig, LLP, special counsel to the Borrower;

             (f) an opinion addressed to Lender from Dill Dill Carr Stonbreaker & Hutchings, P.C., counsel to the Borrower;

             (g) this Agreement and the Related Documents in the forms approved by Lender duly authorized, executed by Borrower and any other parties thereto; and

             (h) an agreement by R. Gary McCauley to (i) defer payment of all indebtedness owed to R. Gary McCauley by Borrower and (ii) to refrain from executing against any collateral securing such indebtedness until after September 30, 2001.

         6.2 REVIEW PERIOD. Notwithstanding anything to the contrary, during the 30-day period following the Initial Advance (the "Review Period"), Lender shall have no obligation to make any subsequent advances to the Initial Advance (each, a "Subsequent Advance"). If Lender is required to make a payment pursuant to the NetChemistry Guarantee during the Review Period, such payment shall not constitute a waiver by Lender of the balance of the Review Period, nor obligate Lender to make any further Subsequent Advances. The obligation of Lender to make any additional Subsequent Advances is subject to the fulfillment, to the satisfaction of Lender, of each of the conditions precedent set forth below:

             (a) Lender shall have completed its business, legal, and collateral due diligence, including a collateral audit and review of Borrower's books and records and verification of Borrower's representations and warranties to Lender, the results of which shall be satisfactory to Lender;

             (b) Lender shall have satisfactorily completed its legal due diligence with respect to Borrower and Borrower's intellectual property;

             (c) All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Lender.

             On or before the end of the Review Period, Lender shall send to Borrower a written notice specifying whether Borrower may request Subsequent Advances. In the event Lender elects not to make any Subsequent Advances, Borrower shall have no right to request or receive any Subsequent Advances. If Lender determines on or before the end of the Review Period that Borrower may request Subsequent Advances, then the provisions of this Agreement, including
SECTION 6.3, shall govern such Subsequent Advances.

         6.3 SUBSEQUENT ADVANCES. Subject to SECTION 6.2, in addition to the terms and conditions otherwise contained herein, Lender shall make Subsequent Advances upon receipt of a request from Borrower therefor in writing with seven Business Days' advance notice, together with a description of the use of proceeds thereof. Borrower shall not be entitled to receive more than one Advance per month. The obligation of Lender to make each Subsequent Advance under the Loan is conditioned upon the following:

             (a) the representations and warranties contained in this Agreement and the Security Agreement shall be true and correct in all material respects on and as of the date of such Subsequent Advance, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

             (b) no Default or Event of Default shall have occurred and be continuing on the date of such Subsequent Advance, nor shall either result from the making thereof,

             (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the Subsequent Advance shall have been issued and remain in force by any Governmental Authority against Borrower, Lender, or any of their Affiliates;

             (d) no Material Adverse Change shall have occurred;

             (e) Borrower shall have filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 2001, containing therein from Borrower's independent public accountants an unqualified opinion on Borrower's financial statements;

             (f) All software (including without limitation the source code thereto) developed pursuant to that certain Agreement for Professional Services dated September 27, 2000 by and among Borrower and NetChemistry, Inc. ("NetChemistry") and all Work Product, as that term is defined in that certain Professional Consulting Services Agreement dated March 21, 2001 by and among Borrower and NetChemistry (including the software and the source code thereto), shall be (a) placed in an independent escrow account, governed by an escrow agreement providing that such software and Work Product be released to Lender upon an Event of Default; (b) registered with the United States Copyright Office in the name of Borrower and Lender shall have recorded an assignment of interest thereto; and (c) subject to the Security Agreement;

             (g) Lender shall have received a Secretary's Certificate, executed by Borrower's Secretary, confirming that Company shall use the proceeds of each Subsequent Advance in accordance with Borrower's Business Plan Budget.

         6.4 VOLUNTARY ADVANCES BY LENDER. Lender shall have the option, at any time or from time to time, at Lender's sole and absolute discretion, to advance to Borrower the remaining Maximum Available Credit Commitment under the Loan and Borrower agrees to accept such Advances.

SECTION 7         REPRESENTATIONS AND WARRANTIES OF BORROWER.

         In order to induce Lender to enter into this Agreement, Borrower makes the following representations and warranties to Lender which shall be true, correct, and complete as of the date hereof, and shall be true, correct, and complete as of the Initial Advance, and at and as of the date of the making of each Subsequent Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date). Except as otherwise disclosed on the Borrower's Disclosure Schedule, attached hereto as EXHIBIT B:

         7.1 ORGANIZATION AND QUALIFICATION. Borrower: (a) is a corporation duly organized and in good standing under the laws of the State of Arizona; (b) has the requisite corporate power and authority to execute this Agreement and the Related Documents to which it is a party; (c) has all necessary material licenses, permits, and franchises to borrow hereunder and to grant the liens and security interests provided for in this Agreement and the Related Documents and to own its assets; (d) is duly licensed or qualified and in good standing to do business in all jurisdictions where failure to qualify would have a material adverse effect; and (e) has no material liabilities as a result of any failure to qualify to do business as a foreign corporation in any jurisdiction.

         7.2 AUTHORIZATION; VALID OBLIGATION. The making, execution, delivery, and performance by Borrower of this Agreement and the Related Documents to which it is a party and the creation of all Liens provided for therein have been duly authorized by all necessary corporate action.

         7.3 TAXES. Borrower has filed all applicable tax returns which it is required to file. Borrower has paid or made material provisions for the payment of all taxes, assessments, and other governmental charges owed, and to Borrower's knowledge no tax deficiencies have been proposed or assessed against Borrower.

         7.4 NO ENCUMBRANCES. Borrower is the sole owner of the Property, free and clear of Liens except for Approved Liens.

         7.5 LOCATION OF PROPERTY. The Property is not stored with a bailee, warehouseman, or similar party and is located only at the locations identified on Borrower's Disclosure Schedule.

         7.6 CAPITALIZATION; SUBSIDIARIES.

             (a) Borrower's Disclosure Schedule sets forth a complete and accurate description of the authorized capital stock of Borrower, by class, and a description of the number of shares of each such class that are issued and outstanding. Other than as set forth on Borrower's Disclosure Schedule, there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's capital stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

             (b) Borrower's Disclosure Schedule sets forth a complete and accurate list of Borrower's direct and indirect subsidiaries, showing: (i) the jurisdiction of their organization, (ii) the number of shares of each class of common and preferred stock (or other equity interest) authorized for each of such subsidiaries, and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital stock (or other equity interest) of each such subsidiary has
been  validly   issued  and  is  fully  paid  and   non-
assessable. Borrower's subsidiaries do not own any material assets and do not generate any material revenue.

             (c) Except as set forth on Borrower's Disclosure Schedule, there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's subsidiaries' capital stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Borrower nor any of its subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Borrowers' subsidiaries' capital stock or any security convertible into or exchangeable for any such capital stock.

         7.7 NO CONFLICTS.

             (a) The execution, delivery, and performance by Borrower of this Agreement and the Related Documents to which it is a party do not (i) violate any provision of federal, state, or local law or regulation applicable to Borrower, Borrower's Articles of Incorporation or Bylaws, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Approved Liens, or (iv) require any approval of Borrower's shareholders or any approval or consent of any Person under any contractual obligation of Borrower.

             (b) Other than the filing of financing statements and the other actions contemplated in the Security Agreement that require actions by a Governmental Authority or other Person, the execution, delivery, and performance by Borrower of this Agreement and the Related Documents to which Borrower is a party do not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

             (c) This Agreement and the other Related Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

             (d) Provided that Lender files financing statements with the appropriate Governmental Authorities and the other actions contemplated in the Security Agreement that are required to be taken by Persons other than Borrower are taken, the Lender's Liens are validly created, perfected, and first priority Liens, subject only to Approved Liens.

         7.8 LITIGATION. There are no actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened against Borrower or any of its subsidiaries.

         7.9 NO MATERIAL ADVERSE CHANGE. All financial statements relating to Borrower that have been delivered by Borrower to Lender have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and presentation items and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower's financial condition as of the date thereof, and results of operations for the periods then ended. There has not been a Material Adverse Change with respect to Borrower since the date of the latest financial statements submitted to Lender prior to the date of this Agreement.

         7.10 BROKERAGE FEES. Borrower has not utilized the services of any broker or finder in connection with Borrower's obtaining financing from Lender under this Agreement and no brokerage commission or finders fee is payable by Borrower in connection herewith.

         7.11 INTELLECTUAL PROPERTY. Borrower owns or holds valid and enforceable licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Borrower's Disclosure Schedule sets forth a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which Borrower is the owner or is an exclusive licensee.

         7.12 COMPLIANCE WITH LAWS. Borrower is in compliance with each material legal requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets, including without limitation the Securities Act, the Securities Exchange Act of 1934, and general rules and regulations promulgated thereunder. To the best of Borrower's knowledge, no event has occurred or circumstance exists that (with or without notice or lapse of time) (a) may constitute or result in a violation by Borrower of, or a failure on the party of Borrower to comply with, any material legal requirement, or (b) may give rise to any obligation on the part of Borrower to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

         7.13 LEASES. Borrower enjoys peaceful and undisturbed possession under all leases to which it is a party or under which it is operating. All of such leases are valid and subsisting and no default by Borrower exists under any of them. Borrower's Disclosure Schedule sets forth all leases that are material to the operation of Borrower's business.

         7.14 COMPLETE DISCLOSURE. To the best of Borrower's knowledge, neither this Agreement, the Related Documents, nor any other agreements, written statements, or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances then existing, not misleading. The Business Plan Budget and other projections previously delivered to Lender has been prepared in good faith by Borrower and Borrower reasonably believes that there is a reasonable basis for projections in the Business Plan Budget and other projections.

SECTION 8         REPRESENTATIONS AND WARRANTIES OF LENDER.


         To induce Borrower to enter into this Agreement, Lender hereby represents, warrants, covenants, and acknowledges to Borrower as follows:

         8.1 Lender was not offered nor sold Securities directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to (i) any advertisement, article, notice, or other
communication  published  in  a  newspaper,   magazine,  or
similar medium of communication or broadcast over television or radio; or (ii) to the knowledge of Lender, any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         8.2 Lender (i) can bear the economic risk of the transactions pursuant to this Agreement; (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in Borrower; and (iii) understands the non-liquid nature of an investment in Borrower.

         8.3 Lender acknowledges and understands that an investment in Borrower is a speculative investment that involves a high degree of risk, and there can be no guarantee of the amount of or type of profit or loss to be realized, if any, as a result of an investment in Borrower.

         8.4 Lender acknowledges that Borrower is relying on exemptions from the registration requirements of the Securities Act, and afforded by applicable state statutes and regulations. Lender hereby affirms that Lender is an Accredited Investor as that term is defined in Rule 501 of the General Regulations promulgated under the Securities Act.

         8.5 Lender understands that the Loan, the Shares, the Conversion Shares, the Funding Warrants, the Repayment Warrants, and the Prepayment Shares (the "Securities") issued or issuable pursuant to this Agreement have not been registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on transfer.

         8.6 Lender acknowledges that the Securities being acquired will be acquired for Lender's own account without a view to public distribution, transfer, resale, or assignment and that Lender has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of any Securities or any portion thereof to any other person.

         8.7 Lender understands that no federal or state agency including the Securities and Exchange Commission or the securities commission or authorities of any other state has approved or disapproved the transactions pursuant to this Agreement or made any finding or determination as to the fairness of such transactions.

         8.8 The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the delivery of payment. Lender understands that Borrower is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings set forth herein in order to determine the suitability of Lender to acquire the Securities pursuant to this Agreement. Lender agrees promptly to notify Borrower of any changes to any of the foregoing.

SECTION 9         AFFIRMATIVE COVENANTS.


                   From and after the date of this Agreement and thereafter until all of the liabilities and obligations of Borrower to Lender pursuant to this Agreement and the Related Documents are repaid and performed in full, Borrower agrees it shall:

         9.1 CORPORATE EXISTENCE, PROPERTIES, AND OTHER REQUIREMENTS. (a) Maintain its corporate existence; (b) comply in all material respects with all applicable laws, regulations, ordinances, and orders of any Government Authority with authority over the business of Borrower; and (c) conduct its business substantially as now conducted.

         9.2 MAINTENANCE OF PROPERTIES. Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee so as to prevent any material loss or forfeiture thereof or thereunder.

         9.3 PERFECTION OF SECURITY INTERESTS AND LIENS. Assist Lender to perfect and protect its security interests and liens and reimburse Lender for related costs it incurs to protect its security interests and liens.

         9.4 OPERATIONS. Conduct its business affairs in a reasonable and prudent manner and in material compliance with all applicable laws, ordinances, rules, and regulations of any Governmental Authority respecting its Property, businesses, and operations.

         9.5 ADDITIONAL ASSURANCES. Take any action reasonably requested by Lender to carry out the intent of this Agreement and the Related Documents, including the execution and delivery to Lender of all notes, security agreements, financing statements, amendments to financing statements, instruments, documents, and other agreements as Lender may reasonably request to evidence and secure the Loan and to perfect and protect all security interests and liens.

         9.6 INVOLVEMENT OF LENDER. Include Lender in (a) the determination of the use of proceeds from the Loan or any of Borrower's Property, and (b) discussions with respect to Borrower's technology provider with respect to current and future arrangements and/or other merger and related financial transactions.

         9.7 CORPORATE RELOCATION. Use its reasonable best efforts to obtain satisfactory terms and conditions to relocate its corporate headquarters to the Camelback Esplanade located at 2425 E. Camelback Road, Phoenix, Arizona.

         9.8 DIRECTOR AND OFFICER INSURANCE. Use its reasonable best efforts to increase the director and officer insurance maintained by Borrower to a level equivalent to $1.0 million per director. In the event Borrower is not able to maintain such levels of director and officer insurance, Borrower shall increase the levels of director and officer insurance at the highest level possible.

         9.9 USE OF PROCEEDS OF INITIAL ADVANCE. Use the proceeds of the Initial Advance (a) to pay up to $25,000 of the attorneys' fees and costs incurred by Lender in connection with preparation of this Agreement and the Related Documents; (b) to pay $103,275 to NetChemistry pursuant to the Escrow Agreement by and among Borrower, NetChemistry and all other parties thereto; (c) to pay $45,900 to NetChemistry pursuant to the Amendment No. 1 to Agreement for Professional Services dated as of May 1, 2000 (Hosting Agreement) by and between Borrower and NetChemistry; (d) to pay the Commitment Fee; and (e) to pay other amounts pursuant to the Business Plan Budget as approved by Lender.

         9.10 NOTICE OF EVENT OF DEFAULT. Deliver to Lender (i) as soon as Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrower proposes to take with respect thereto, and (ii) upon the request of Lender, any report reasonably requested relating to the financial condition of Borrower.

         9.11 TAXES. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its assets to be paid in full, before delinquency or before the expiration of any extension period. Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits. Borrower shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which Borrower is required to pay any such excise tax.

         9.12 INSURANCE.

             (a) At Borrower's expense, maintain insurance respecting its assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver copies of all such policies to Lender with a satisfactory Lender's loss payable endorsement naming Lender as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever.

             (b) Borrower shall give Lender prompt notice of any loss covered by such insurance. From and after an Event of Default, Lender shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $50,000, without any liability to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Lender to be applied at the option of Lender either to the prepayment of the obligations or shall be disbursed to Borrower under staged payment terms reasonably satisfactory to Lender for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items of property destroyed prior to such damage or destruction.

             (c) Borrower will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this SECTION 9.L2, unless Lender is included thereon as named insured with the loss payable to Lender under a lender's loss payable endorsement or its equivalent. Borrower immediately shall notify Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Lender.

         9.13 LEASES. Pay when due all rents and other amounts payable under any leases to which Borrower is a party or by which Borrower's properties and assets are bound.

         9.14 EXISTENCE. At all times preserve and keep in full force and effect Borrower's valid existence and good standing and any rights and franchises material to Borrower's businesses.

         9.15 DISCLOSURE UPDATES. Promptly and in no event later than five Business Days after obtaining knowledge thereof, (a) notify Lender if any written information, exhibit, or report furnished to Lender contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Related Document or in the execution, acknowledgement, filing, or recordation thereof.

         9.16 MAINTAIN LIQUIDITY. Use its best efforts to enable its Common Stock (a) to be eligible for quotation on the OTC Bulletin Board, or (b) if Borrower meets such requirements, to be listed on the Nasdaq National Market System, Nasdaq Small Cap Market, or a nationally recognized securities exchange.

         9.17 TRANSFER OF BANK ACCOUNTS. Within 5 Business Days following the Initial Advance, transfer all bank accounts to Compass Bank, including entering into a control agreement in form and substance reasonably satisfactory to Lender.

SECTION 10        NEGATIVE COVENANTS.


                   From and after the date of this Agreement and thereafter until all of the liabilities and obligations of Borrower to Lender pursuant to this Agreement and the Related Documents are repaid and performed in full, Borrower agrees it shall not directly or indirectly, without the prior written consent of the Lender:

         10.1 LOANS AND GUARANTIES. (a) Loan money or assets; or (b) incur any obligation as surety or guarantor other than in the ordinary course of business.

         10.2 OTHER INDEBTEDNESS. Incur, create, assume, guarantee, or otherwise become primarily or secondarily liable for, or absolutely or contingently liable for, or permit to exist, any Indebtedness (other than to Lender or an Affiliate of Lender) without the prior written consent of Lender.

         10.3 OTHER LIENS. Create or permit to be created or allow to exist any Lien on any Property now owned or hereafter acquired by Borrower, except Approved Liens.

         10.4 SUSPENSION OF BUSINESS. Voluntarily suspend its business for more than five days in any fiscal year, unless a longer suspension is reasonable as the result of fire, flood or other acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies, or labor.

10.5     RESTRICTIONS ON FUNDAMENTAL CHANGES.

             (a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock.

             (b)  Liquidate,   wind  up,  or  dissolve  itself  (or  suffer  any
liquidation or dissolution).

             (c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

         10.6 NATURE OF BUSINESS. Make any change in the principal nature of its business.

         10.7 USE OF PROCEEDS. Use the proceeds of the Advances for any purpose other than as permitted herein or in the Business Plan Budget and as specified in the use of proceeds statement delivered by Borrower when requesting an Advance.

         10.8 BANK ACCOUNTS. Establish or maintain any bank or deposit account at any institution other than Compass Bank.

SECTION 11        DEFAULT AND REMEDIES.


         11.1 EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default":

             (a) PAYMENT DEFAULT. Failure of Borrower to make any payment on the Loan when due and payable under this Agreement or the Related Documents where such failure is continuing for five days after written notice thereof from Lender to Borrower. Notwithstanding the five day cure period provided above, in the event that Borrower fails to pay to Lender any amounts on or before the original due date, Borrower shall pay to Lender a late fee payment equal to 5% of the late payment.

             (b) CORPORATE GOVERNANCE DEFAULT. Failure of Borrower within 30 days of the date this Agreement to cause the size of its Board of Directors to be seven directors, two of which shall be the Series E Directors, as that term is defined in the Statement of Borrower pursuant to Arizona Revised Statutes section 10-602 with respect to the Borrower's Series E Redeemable Preferred Stock; PROVIDED, HOWEVER, that the Series E Directors shall only be elected or appointed by holders of Series E Preferred.

             (c) OTHER DEFAULTS. Failure of Borrower to comply with any other term, obligation, covenant, or condition contained in this Agreement or in any of the Related Documents to which Borrower is a party, or failure of Borrower to comply with any other term, obligation, covenant, or condition contained in any other agreement between Lender and Borrower where such failure is continuing for 15 days after written notice thereof from Lender to Borrower.

             (d) FALSE STATEMENTS. Any warranty, representation, or statement made or furnished to Lender under this Agreement or the Related Documents or in any financial statement delivered to Lender pursuant hereto is false or misleading in any material respect, either now or at the time made or furnished.

             (e) DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including the failure of any of the Related Document to create a valid and perfected first-priority security interest).

             (f) INSOLVENCY. The dissolution or termination of Borrower, the insolvency of Borrower, the appointment of a receiver for any part of the Property of Borrower, any assignment for the benefit of creditors of Borrower, any type of workout by a creditor of Borrower, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

             (g) CREDITOR PROCEEDINGS. Commencement of foreclosure, whether by judicial proceeding, self-help, repossession, or any other method, by any creditor of Borrower against any collateral securing the Loan.

             (h) ADVERSE CHANGE. A Material Adverse Change occurs in Borrower's financial condition or Property.

             (i)  CONDUCT  OF  BUSINESS   AFFAIRS.   If  Borrower  is  enjoined,
restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs.

             (j) MATERIAL LIENS. If a judgment or other claim becomes a Lien or encumbrance upon any material portion of Borrower's assets and such Lien or encumbrance is not satisfied or released within 10 days.

             (k) OTHER PAYMENTS. If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Loan, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness or otherwise permitted in this Agreement.

             (l) OTHER AGREEMENTS. Any provision of this Agreement or any Related Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower, or a proceeding shall be commenced by Borrower, or by any Governmental Authority having jurisdiction over Borrower, seeking to establish the invalidity or unenforceability thereof, or Borrower shall deny that Borrower has any liability or obligation purported to be created under this Agreement or any Related Document.

11.2     REMEDIES UPON EVENT OF DEFAULT.

             (a) Upon the occurrence of an Event of Default, then, at the option of Lender, without presentment, notice, notice of dishonor, demand, protest, or action of any kind by Lender, all of which are hereby waived, the entire amount of unpaid principal of and accrued and unpaid interest on the Loan and all other charges due under this Agreement or the Related Documents shall become immediately due and payable. In the case of an Event of Default of the type described in the "Insolvency" SECTION 11.1(E) and 11.1(F) hereof, such acceleration shall be automatic and not optional.

             (b) No remedy herein conferred upon Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and may be exercised singularly or concurrently and shall be in addition to every other remedy given hereunder, under the Related Documents or now or hereafter existing at law or in equity or by statute or otherwise.

             (c) Upon the occurrence of an Event of Default prior to December 31, 2001, Borrower shall issue to Lender the Prepayment Shares.

SECTION 12        MISCELLANEOUS.


         12.1 RENEWALS AND EXTENSIONS. Borrower understands and agrees that Lender has made no commitment to extend or renew the Loan subsequent to the Termination Date. Any extension or renewal of the Loan shall at all times be subject to the sole judgment and absolute discretion of Lender.

         12.2 GAAP. Except as otherwise stated in this Agreement, all financial statements and information provided to Lender and all financial covenants will be made under GAAP, consistently applied.

         12.3 GOVERNING LAW. This Agreement and the Related Documents shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

         12.4 JURISDICTION AND VENUE. Borrower hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against Borrower or Lender involving any alleged breach or failure by any party to pay, perform, or observe any sums, obligations, or covenants to be paid, performed, or observed by it under this Agreement, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Agreement or the Related Documents, regardless of whether such actions or proceedings shall be for damages, specific performance or declaratory relief or otherwise, such actions, shall be brought in Maricopa County, Arizona; and Borrower hereby submits to the jurisdiction of the State of Arizona for such purposes and agrees that the venue of such actions or proceedings shall properly lie in Maricopa County, Arizona.

         12.5 INDEMNIFICATION. Except to the extent arising as the sole result of the gross negligence of willful misconduct of the Indemnified Parties (as defined below), Borrower agrees to indemnify, protect, defend, reimburse, and hold harmless Lender, its Affiliates, and the successors, assigns, and shareholders and the directors, officers, members, managers, employees, agents, and attorneys of the foregoing (collectively, the "Indemnified Parties") for, from, and against any and all actual or threatened liabilities, claims, actions, causes of actions, judgments, orders, damages (including foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties, and losses (including sums paid in settlement of claims and all consultant, expert and legal fees, and expenses of Lender's counsel) arising out of or resulting from any: (a) breach of any representation or warranty made or given by Borrower to any of the Indemnified Parties or to any prospective or actual buyer of all or any portion of the collateral for the Loan; or (b) any claim or cause of action of any kind by any party that any of the Indemnified Parties are liable for any act or omission of Borrower or any other Person in connection with the ownership, sale, or operation of the collateral for the Loan.

         12.6 CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to the sale or transfer by Lender, whether now or later, of the Loan or one or more participation interests in the Loan. Lender may provide, without any limitation whatsoever, to any participant in the Loan, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that any participant in the Loan will be considered as the absolute owner of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Notwithstanding the participation of the Loan in accordance with this SECTION 12.6, Borrower need not respond to an inquiry of any party other than Lender, unless Lender notifies Borrower to the contrary.

         12.7   COUNTERPARTS.   This   Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

         12.8 ENTIRE AGREEMENT. This Agreement and the Related Documents contain the entire agreement and understanding of the parties with respect to the subject matter hereof, supersede all other prior understandings, oral or written, with respect to the subject matter hereof, and are intended by Lender and Borrower as the final, complete, and exclusive statement of the terms agreed to by them.

         12.9 AMENDMENTS. No amendment, modification, change, waiver, release, or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

         12.10 CONFLICTS; INCONSISTENCY. In the event of any conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of any of the Related Documents, the terms and provisions of this Agreement shall control to the extent necessary to resolve such conflict or inconsistency.

         12.11 SECTION HEADINGS. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Agreement.

         12.12 EXCHANGE OF INFORMATION. Borrower agrees that Lender may exchange financial information about Borrower with: (a) Affiliates of Lender; (b) any lender participating in the Loan; (c) the accountants and attorneys of Lender, the Affiliates of Lender, or any other lender participating in the Loan; (d) regulatory agencies; and (e) any other Person, as required by applicable law.

         12.13 PAYMENT OF EXPENSES. Borrower agrees to pay up to $25,000 of the attorneys' fees and costs incurred by Lender in connection with preparation of this Agreement and the Related Documents.

         12.14 ATTORNEYS' FEES. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees (and sales taxes thereon, if any), including attorneys' fees for any appeal, and costs incurred in bringing such suit or proceeding.

         12.15 NOTICES. Any notice or other communication with respect to this Agreement shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified, or registered mail; (c) if directed to Lender, be addressed to Lender at the office of Lender set forth below the name of Lender, or to such other address as Lender shall have specified to Borrower by like notice, with a copy to Greenberg Traurig, LLP, 2375 East Camelback Road, Suite 700, Phoenix, Arizona 85016,
Attention: Robert S. Kant.

         12.16   SEVERABILITY.   If  any   provision   hereof  is   invalid   or
unenforceable, the other provisions hereof shall remain in full force and effect.

         12.17 BINDING NATURE. Neither Borrower nor Lender may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party. The provisions of this Agreement shall be binding upon Borrower and Lender and the permitted successors and assigns of Borrower and Lender, and shall inure to the benefit of Borrower and Lender, and their respective successors and assigns.

         12.18 TIME OF ESSENCE. Time is of the essence of this Agreement and each and every provision hereof.

         12.19 CONSTRUCTION. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement.

         12.20 SURVIVABILITY. The provisions of SECTIONS 12.3, 12.4, 12.5, 12.20, and 12.21 of this Agreement shall survive termination of this Agreement, and the Related Documents shall survive pursuant to their respective terms.

         12.21 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment of the Loan by Borrower or the transfer to Lender of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other
voidable   or   recoverable   payments  of  money  or   transfers   of  property
(collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                    AUTOTRADECENTER.COM INC., an Arizona corporation



                    By: /s/ ROGER L. BUTTERWICK
                       --------------------------------------------------------
                    Name: ROGER L. BUTTERWICK
                         ------------------------------------------------------
                    Its:  PRESIDENT
                        -------------------------------------------------------

                    ADDRESS OF BORROWER:

                    15170 North Hayden Road
                    Suite 5
                    Scottsdale, Arizona  85260



                    EAGLE CAPITAL GROUP, LLC, an Arizona limited liability company



                    By: /s/ NEIL ELSEY
                       --------------------------------------------------------
                    Name: NEIL ELSEY
                         ------------------------------------------------------
                    Its:  PRESIDENT
                        -------------------------------------------------------

                    ADDRESS OF LENDER:

                    2425 East Camelback Road
                    Suite 100
                   Phoenix, Arizona  85016

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH A PROPOSED SALE OR TRANSFER.





                                  COMMON STOCK
                                PURCHASE WARRANT
                                (FUNDING WARRANT)

                          For the Purchase of Shares of

                                 Common Stock of

                    AutoTradeCenter.com Inc. (the "Company")

                                 (No Par Value)

              (Incorporated under the Laws of the State of Arizona)

                    VOID AFTER 5:00 P.M. MST ON July 26, 2006

                    Date of Original Issuance: July 26, 2001


         This is to certify that, for value received, Eagle Capital Group, LLC, or its assigns (the "Warrantholder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase that number of shares of common stock, no par value (the "Common Stock"), of the Company equal to the product obtained by multiplying (a) 50%, by (b) a fraction, the numerator of which shall be the amount of all aggregate Advances made under the Note (whether or not outstanding or repaid), and the denominator of which shall be $0.10 (subject to adjustment pursuant to the treatment of Warrant Price pursuant to SECTION 3), and to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant is being issued in connection with and pursuant to the terms of that certain Loan and Stock Purchase Agreement dated July 26, 2001 by and between the Warrantholder and the Company (the "Loan Agreement"), and all undefined capitalized terms used herein shall have the meaning set forth in the Loan Agreement.

1.       TERMS AND EXERCISE OF WARRANT.

(A) EXERCISE PERIOD. Subject to the terms of this Warrant, the Warrantholder shall have the right, at any time and from time to time during the Exercise Period (as defined below), to exercise this Warrant for any or all Warrant Shares and to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock which the Warrantholder may at the time be entitled to purchase pursuant to this Warrant. The shares of Common Stock subject to this Warrant and any other securities that the Company may be required by the operation of SECTION 3 to issue upon the exercise hereof are referred to herein as the "Warrant Shares." The "Exercise Period" shall mean the period commencing on July 26, 2001, and ending at 5:00 P.M., Mountain Standard Time, on that date which is five years after the date of issuance of this Warrant (the "Termination Date"), or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day. If this Warrant is not exercised on or prior to the Termination Date, this Warrant shall become void and all rights of the Warrantholder hereunder shall cease. The Company shall provide 30 days' written notice to Warrantholder at Warrantholder's last known address to the Company prior to the Termination Date. In the event Company fails to provide such 30-day notice to Warrantholder, the Termination Date shall be extended automatically for a 30-day period from the date that such notice is ultimately given.

             (B) METHOD OF EXERCISE. The Warrantholder may exercise this Warrant by surrender of this Warrant to the Company together with the form of Election to Purchase included as EXHIBIT A hereto, duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in SECTION 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Warrant Price"), together with all taxes applicable upon such exercise. Payment of the Aggregate Warrant Price shall be made (i) in cash or by certified check or cashier's check, payable to the order of the Company; (ii) by cancellation by the Warrantholder of indebtedness or other obligations of the Company to the Warrantholder; and (iii) by cashless exercise, whereby the number of Warrant Shares to be received upon exercise shall be reduced by the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the number of Warrant Shares specified in the Election to Purchase and the Warrant Price by (B) the Current Market Price (as hereinafter defined) of a share of Common Stock.

             (C) PARTIAL EXERCISE. At the election of the Warrantholder, this Warrant shall be exercisable in whole or in part at any time, and from time to time, during the Exercise Period.

             (D) SHARE ISSUANCE UPON EXERCISE. Upon the exercise and surrender of this Warrant certificate and payment of the Aggregate Warrant Price, the Company shall issue and cause to be delivered to the Warrantholder, in such name or names as the Warrantholder may designate in writing, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, and if applicable, the Company shall issue and deliver a new Warrant to the Warrantholder for the number of Warrant Shares not so exercised. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Warrant Shares as of the close of business on the date of the surrender of the Warrant and payment of the Aggregate Warrant Price, notwithstanding that the certificates representing such Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         2. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon the exercise of this Warrant shall be $0.125 per share (the "Warrant Price"), subject to adjustment as provided below.

         3. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND WARRANT PRICE. The Company agrees to reserve and shall keep reserved for issuance the number of shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

             (A) In case the Company shall (1) pay a dividend or make a distribution in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value), the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price in effect immediately prior thereto shall be adjusted as follows:

                 (i) The number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such adjustment, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such adjustment; and

                 (ii) The Warrant Price shall be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares as so adjusted.

             (B) The issuance to all holders of Common Stock of rights to subscribe to Common Stock at a price lower than 95% of the Current Market Price thereof as of the close of business on the last business day of the week preceding such issuance of rights shall be deemed to constitute the payment of a dividend in Common Stock to the holders of shares of Common Stock (and the record date therefore shall be deemed to have been fixed as the date of issuance of such rights) of that number of shares which is determined by dividing the Current Market Price per share as of such time into the difference between (1) the total Current Market Price as of such time of the number of shares purchasable upon exercise of such rights, and (2) the total offering price of such shares. As used herein, "Current Market Price" means (a) if the Common Stock is traded in the over-the-counter market and not in the Nasdaq National Market System nor on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the 30 consecutive trading days immediately preceding the date in question, as reported by Nasdaq or an equivalent generally accepted reporting service, or (b) if the Common Stock is traded in the Nasdaq National Market System or on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock in the Nasdaq National Market System or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (a) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported on the OTC Bulletin Board, or if not available, in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (b) above shall be the last reported sale price or, in the case where no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the Nasdaq National Market System or on the national securities exchange on which the Common Stock is then listed. If the Common Stock is not traded on any market, the Current Market Price shall be the fair market value as determined by the Corporation's Board of Directors in its sole discretion, which determination shall be final.

             (C) An adjustment made pursuant to this SECTION 3 shall become effective immediately after the record date in the case of a dividend or distribution (provided, however, that such adjustments shall be reversed if such dividends or distributions are not actually paid) and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this
SECTION 3, the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the board of directors of the Company (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Warrant Price between or among the shares of such classes of capital stock.

             (D) In case of any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination, or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation wherein the Company is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business, and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or other property or assets, which would have been receivable by such Warrantholder upon such reclassification, consolidation, merger, or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 3.

             (E) Notwithstanding anything to the contrary in this SECTION 3, in case Company shall hereafter issue shares of its Common Stock or securities convertible or exchangeable into Common Stock (excluding shares issued (i) upon the declaration of a dividend on or a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) upon a subdivision or reclassification of its outstanding shares of Common Stock into a greater number of shares, (iii) upon a combination or reclassification of its outstanding shares of Common Stock into a smaller number of shares, (iv) upon exercise of options granted to Company's officers, directors, employees, and consultants under a plan or plans adopted by Company's Board of Directors (the "Excluded Options"), PROVIDED HOWEVER, that in no event shall the Excluded Options exceed 10% of the issued and outstanding shares of Common Stock; (v) upon exercise or conversion of options, warrants, convertible securities, and convertible debentures outstanding as of the date of the Initial Advance, (vi) to shareholders of any corporation which merges into Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (vii) upon exercise or conversion of any securities issued to Lender pursuant to the Loan Agreement or the Related Documents, or (viii) issued in a bona fide public offering pursuant to a firm commitment underwriting), for a consideration per share (the "Offering Price") less than the Warrant Price, the Warrant Price shall be adjusted immediately thereafter so that it shall equal the Offering Price.

             (F) For the purpose of this SECTION 3, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock of the Company on the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this SECTION 3, the Warrantholder shall become entitled to purchase any shares of the Company's capital stock other than Common Stock, thereafter the number of such other shares so purchasable upon the exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this SECTION 3.

             (G) Whenever the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the Company's chief financial officer setting forth the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant, the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

             (H) Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price or number or kind of securities stated in this Warrant initially issuable hereunder.

             (I) In the absence of a resolution of the Company fixing a record date for an event described in this SECTION 3, the Company shall be deemed to have fixed as the record date therefor the date on which the event is effected.

         4. TRANSFER. This Warrant and all rights hereunder are assignable and transferable (subject to any restrictive legends hereon), at any time in whole or in part, without the consent of the Company, to any person or entity, upon surrender of this Warrant to the Company, together with a written assignment of this Warrant substantially in the form of EXHIBIT B attached hereto, duly executed by the Warrantholder hereof or such Warrantholder's agent or attorney. Upon such surrender, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees (and, if the Warrantholder's entire interest is not being assigned, in the name of the Warrantholder), and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. In the event of such transfer pursuant to this SECTION 4, SECTION 3(E) of this Warrant shall have no further force or effect and shall not be a term of any transferred Warrant.

         5. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER. Prior to the exercise of this Warrant pursuant to the terms hereof, nothing contained in this Warrant shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, either at law or in equity, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company, or for any other matter.

         6. NOTICES. Any notice given pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given upon (a) personal delivery, (b) transmitter's confirmation of the receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier, or (d) the expiration of three business days after the day when mailed with the United States Postal Service by certified or registered mail, return receipt requested, postage prepaid at the following addresses:

                  If to the Company:
                  AutoTradeCenter.com Inc.
                  15170 North Hayden Road, Suite 5
                  Scottsdale, Arizona 85260

                  With Copy to:

                  Greenberg Traurig, LLP
                  2375 East Camelback Road
                  Suite 700
                  Phoenix, Arizona 85016
                  Attention:  Robert S. Kant

                  If to the Warrantholder:
                  Eagle Capital Group, LLC
                  2425 East Camelback
                  Suite 100
                  Phoenix, Arizona 85016

                  With Copy to:

                  Osborn Maledon, P.A.
                  2929 North Central Avenue
                  Suite 2100
                  Phoenix, Arizona 85012
                  Attention:  Alisa C. Lacey

                  Each party hereto may, from time to time, change the address to which notices to it are to be transmitted, delivered, or mailed hereunder by notice in accordance herewith to the other party.

         7. INVESTMENT REPRESENTATION. The Warrantholder hereby represents to the Company that it is acquiring this Warrant for its own account, as principal, for investment and not with a view to or the intent to participate in, directly or indirectly, the resale, assignment, distribution, or fractionalization of all or any part hereof except as disclosed to, and agreed to by, the Company as of the date hereof. Further, the Warrantholder, and any assignee, shall furnish the Company an investment letter, in form and substance satisfactory to the Company, prior to the issuance of any Warrant Shares or other securities issuable upon the exercise hereof, to the effect that such securities, and any additional securities of the Company for which such securities may be exercised or exchanged or into which they may ultimately be converted, if not registered pursuant to applicable state and federal securities laws, will be acquired for investment and not with a view to the sale or distribution thereof. The Warrantholder hereby further represents that it and any assignee has been provided with, or been given reasonable access to, full and fair disclosure of all material information regarding the Company, this Warrant, and the Common Stock.

         8. GENERAL PROVISIONS.

             (A) SUCCESSORS. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

             (B) CHOICE OF LAW. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance, and enforcement, and without giving effect to the principles of any Arizona or other forum state's conflict-of-law provisions to the contrary.

             (C) JURISDICTION AND VENUE. The Company hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against Warrantholder or the Company involving any alleged breach or failure by any party to pay, perform, or observe any sums, obligations, or covenants to be paid, performed, or observed by it under this Warrant, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Warrant, regardless of whether such actions or proceedings shall be for damages, specific performance or declaratory relief, or otherwise, such actions, in the sole and absolute discretion of Warrantholder, may be required to be brought in Maricopa County, Arizona; and the Company hereby submits to the jurisdiction of the State of Arizona for such purposes and agree that the venue of such actions or proceedings shall properly lie in Maricopa County, Arizona; and the Company hereby waive any and all defenses in such jurisdiction and venue.

             (D) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Warrant.

             (E) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

             (F) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.

         IN WITNESS WHEREOF, the Company caused this Warrant to be duly executed as of the date first above written.

                             AUTOTRADECENTER.COM INC., an Arizona corporation



                             By:/s/ ROGER BUTTERWICK
                                ------------------------------------------------
                             Name:  Roger Butterwick
                             Its:  President

                                    EXHIBIT A

                              ELECTION TO PURCHASE



AutoTradeCenter.com Inc.
15170 North Hayden Road, Suite 5
Scottsdale, Arizona 85260

Attention:  Corporate Secretary

                  The undersigned hereby irrevocably elects to exercise the right of purchase set forth in the attached Warrant to purchase thereunder ____________________ shares of the Common Stock (the "Warrant Shares") provided for therein and requests that the Warrant Shares be issued in the name of



--------------------------------------

--------------------------------------

--------------------------------------

--------------------------------------

(Please Print Name, Address and SSN or EIN of Shareholder above)


Dated:______________


Name of Warrantholder or Assignee:
                                  ---------------------------------------------
                                                 (Please Print)


Signature:
          ----------------------------------------------------------------------
                  (Signature  must  conform in all respects to name of
                    holder as specified on the face of the Warrant.)


Address:
              ------------------------------------------------------------------



Aggregate Warrant Price Paid: $__________________


Method of payment:
                  --------------------------------------------------------------
                                 (Please Print)


-----------------------------------
Medallion Signature Guarantee (required if an assignment of Warrant Shares acquired on exercise is made upon exercise.)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder hereof)

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock covered thereby set forth below to:


           NAME OF ASSIGNEE                            ADDRESS                              Number of
                                                                                            Shares of
                                                                                              Common
                                                                                              STOCK





and hereby irrevocably constitutes and appoints _______________ as agent and attorney-in-fact to transfer such portion of said Warrant on the books of the Company, with full power of substitution in the premises.

                  References in this Notice to "Common Stock" shall include other securities or other property to the extent included in Warrant Shares.



Dated:
      --------------------------------------


                                   ---------------------------------------------
                                   (Signature of Registered Holder)



                                   ---------------------------------------------
                                   Name of Registered Holder
                                   (Please Print)

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (II) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH A PROPOSED SALE OR TRANSFER.





                                  COMMON STOCK
                                PURCHASE WARRANT
                               (REPAYMENT WARRANT)

                          For the Purchase of Shares of

                                 Common Stock of

                            AutoTradeCenter.com Inc.

                                 (No Par Value)

             (Incorporated under the Laws of the State of Arizona)

             VOID AFTER 5:00 P.M. MST ON THE EXPIRATION DATE

                    Date of Original Issuance: July 26, 2001


         This is to certify that, for value received, Eagle Capital Group, LLC, an Arizona limited liability company, or its assigns (the "Warrantholder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase, at the Warrant Price (as defined below) the difference between (a) 13,000,000, and (b) the number of shares of common stock, no par value (the "Common Stock"), of the Company, if any, issued upon the conversion of any outstanding amounts under the Note, as that term is defined in that certain Loan and Stock Purchase Agreement, dated July 26, 2001, by and between the Warrantholder and the Company (the "Loan Agreement"), and to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant is being issued in connection with and pursuant to the terms of the Loan Agreement, and all undefined capitalized terms used herein shall have the meaning set forth in the Loan Agreement.

         1. TERMS AND EXERCISE OF WARRANT.

             (A) VESTING. This Warrant shall not be exercisable until the Termination Date (the "Vesting Date").

             (B) EXERCISE PERIOD. Subject to the terms of this Warrant, the Warrantholder shall have the right, at any time and from time to time during the Exercise Period (as defined below), to exercise this Warrant for any or all Warrant Shares and to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock which the Warrantholder may at the time be entitled to purchase pursuant to this Warrant. The shares of Common Stock subject to this Warrant and any other securities that the Company may be required by the operation of SECTION 3 to issue upon the exercise hereof are referred to herein as the "Warrant Shares. The "Exercise Period" shall mean the period commencing on the Vesting Date, and ending ninety days thereafter at 5:00 P.M., Mountain Standard Time, on such date (the "Expiration Date"), or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day. If this Warrant is not exercised on or prior to the Expiration Date, this Warrant shall become void and all rights of the Warrantholder hereunder shall cease. The Company shall provide 30 days' written notice to Warrantholder at Warrantholder's last known address to the Company prior to the Expiration Date. In the event Company fails to provide such 30-day notice to Warrantholder, the Expiration Date shall be extended automatically for a 30-day period from the date that such notice is ultimately given.

             (C) METHOD OF EXERCISE. The Warrantholder may exercise this Warrant by surrender of this Warrant to the Company together with the form of Election to Purchase included as EXHIBIT A hereto, duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in SECTION 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Warrant Price"), together with all taxes applicable upon such exercise. Payment of the Aggregate Warrant Price shall be made (i) in cash or by certified check or cashier's check, payable to the order of the Company; (ii) by cancellation by the Warrantholder of indebtedness or other obligations of the Company to the Warrantholder; or (iii) by cashless exercise, whereby the number of Warrant Shares to be received upon exercise shall be reduced by the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the number of Warrant Shares specified in the Election to Purchase and the Warrant Price by (B) the Current Market Price (as hereinafter defined) of a share of Common Stock.

             (D) PARTIAL EXERCISE. At the election of the Warrantholder, this Warrant shall be exercisable in whole or in part at any time, and from time to time, during the Exercise Period.

             (E) SHARE ISSUANCE UPON EXERCISE. Upon the exercise and surrender of this Warrant certificate and payment of the Aggregate Warrant Price, the Company shall issue and cause to be delivered with all reasonable dispatch to the Warrantholder, in such name or names as the Warrantholder may designate in writing, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, and, if applicable, the Company shall issue and deliver a new Warrant to the Warrantholder for the number of Warrant Shares not so exercised. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Warrant Shares as of the close of business on the date of the surrender of the Warrant and payment of the Aggregate Warrant Price, notwithstanding that the certificates representing such Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         2.  WARRANT  PRICE.   The  price  at  which  Warrant  Shares  shall  be
purchasable upon the exercise of this Warrant shall be $0.10 per share (the "Warrant Price"), subject to adjustment as provided below.

         3. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND WARRANT PRICE. The Company agrees to reserve and shall keep reserved for issuance the number of shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

             (A) In case the Company shall (1) pay a dividend or make a distribution in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value), the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price in effect immediately prior thereto shall be adjusted as follows:

                 (i) The number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such adjustment, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such adjustment; and

                 (ii) The Warrant Price shall be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares as so adjusted.

             (B) The issuance to all holders of Common Stock of rights to subscribe to Common Stock at a price lower than 95% of the Current Market Price thereof as of the close of business on the last business day of the week preceding such issuance of rights shall be deemed to constitute the payment of a dividend in Common Stock to the holders of shares of Common Stock (and the record date therefore shall be deemed to have been fixed as the date of issuance of such rights) of that number of shares which is determined by dividing the Current Market Price per share as of such time into the difference between (1) the total Current Market Price as of such time of the number of shares purchasable upon exercise of such rights, and (2) the total offering price of such shares. As used herein, "Current Market Price" means (a) if the Common Stock is traded in the over-the-counter market and not in the Nasdaq National Market System nor on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the 30 consecutive trading days immediately preceding the date in question, as reported by Nasdaq or an equivalent generally accepted reporting service, or (b) if the Common Stock is traded in the Nasdaq National Market System or on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock in the Nasdaq National Market System or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (a) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported on the OTC Bulletin Board, or if not available, in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (b) above shall be the last reported sale price or, in the case where no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the Nasdaq National Market System or on the national securities exchange on which the Common Stock is then listed. If the Common Stock is not traded on any market, the Current Market Price shall be the fair market value as determined by the Company's Board of Directors in its sole discretion, which determination shall be final.

             (C) An adjustment made pursuant to this SECTION 3 shall become effective immediately after the record date in the case of a dividend or distribution (PROVIDED, HOWEVER, that such adjustments shall be reversed if such dividends or distributions are not actually paid) and shall become effective immediately after the effective date in the case of a subdivision, combination, or reclassification. If, as a result of an adjustment made pursuant to this
SECTION 3, the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Warrant Price between or among the shares of such classes of capital stock.

             (D) In case of any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination, or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation wherein the Company is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business, and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or other property or assets, which would have been receivable by such Warrantholder upon such reclassification, consolidation, merger, or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 3.

             (E) Notwithstanding anything to the contrary in this SECTION 3, in case Company shall hereafter issue shares of its Common Stock or securities convertible or exchangeable into Common Stock (excluding shares issued (i) upon the declaration of a dividend on or a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) upon a subdivision or reclassification of its outstanding shares of Common Stock into a greater number of shares, (iii) upon a combination or reclassification of its outstanding shares of Common Stock into a smaller number of shares, (iv) upon exercise of options granted to Company's officers, directors, employees, and consultants under a plan or plans adopted by Company's Board of Directors (the "Excluded Options"), PROVIDED HOWEVER, that in no event shall the Excluded Options exceed 10% of the issued and outstanding shares of Common Stock; (v) upon exercise or conversion of options, warrants, convertible securities, and convertible debentures outstanding as of the date of the Initial Advance, (vi) to shareholders of any corporation which merges into Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (vii) upon exercise or conversion of any securities issued to Lender pursuant to the Loan Agreement or the Related Documents, or (viii) issued in a bona fide public offering pursuant to a firm commitment underwriting), for a consideration per share (the "Offering Price") less than the Warrant Price, the Warrant Price shall be adjusted immediately thereafter so that it shall equal the Offering Price.

             (F) For the purpose of this SECTION 3, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock of the Company on the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this SECTION 3, the Warrantholder shall become entitled to purchase any shares of the Company's capital stock other than Common Stock, thereafter the number of such other shares so purchasable upon the exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this SECTION 3.

             (G) Whenever the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the Company's chief financial officer setting forth the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant, the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

             (H) Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price or number or kind of securities stated in this Warrant initially issuable hereunder.

             (I) In the absence of a resolution of the Company fixing a record date for an event described in this SECTION 3, the Company shall be deemed to have fixed as the record date therefor the date on which the event is effected.

         4. TRANSFER. This Warrant and all rights hereunder are assignable and transferable (subject to any restrictive legends hereon), at any time in whole or in part, without the consent of the Company, to any person or entity, upon surrender of this Warrant to the Company, together with a written assignment of this Warrant substantially in the form of EXHIBIT B attached hereto, duly executed by the Warrantholder hereof or such Warrantholder's agent or attorney. Upon such surrender, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees (and, if the Warrantholder's entire interest is not being assigned, in the name of the Warrantholder), and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. In the event of such transfer pursuant to this SECTION 4, SECTION 3(E) of this Warrant shall have no further force or effect and shall not be a term of any transferred Warrant.

         5. NO RIGHTS AS Shareholder; NOTICES TO WARRANTHOLDER. Prior to the exercise of this Warrant pursuant to the terms hereof, nothing contained in this Warrant shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, either at law or in equity, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company, or for any other matter.

         6. NOTICES. Any notice given pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given upon (a) personal delivery, (b) transmitter's confirmation of the receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier, or (d) the expiration of three business days after the day when mailed with the United States Postal Service by certified or registered mail, return receipt requested, postage prepaid at the following addresses:

                  If to the Company:
                  AutoTradeCenter.com Inc.
                  15170 North Hayden Road, Suite 5
                  Scottsdale, Arizona 85260
                  Attention:  Corporate Secretary

                  With Copy to:

                  Greenberg Traurig, LLP
                  2375 East Camelback Road
                  Suite 700
                  Phoenix, Arizona 85016
                  Attention:  Robert S. Kant

                  If to the Warrantholder:
                  Eagle Capital Group, LLC
                  2425 East Camelback,
                  Suite 100
                  Phoenix, Arizona  85016

                  With Copy to:

                  Osborn Maledon, P.A.
                  2929 North Central Avenue
                  Suite 2100
                  Phoenix, Arizona 85012
                  Attention:  Alisa C. Lacey

                  Each party hereto may, from time to time, change the address to which notices to it are to be transmitted, delivered, or mailed hereunder by notice in accordance herewith to the other party.

         7. INVESTMENT REPRESENTATION. The Warrantholder hereby represents to the Company that it is acquiring this Warrant for its own account, as principal, for investment and not with a view to or the intent to participate in, directly or indirectly, the resale, assignment, distribution or fractionalization of all or any part hereof except as disclosed to, and agreed to by, the Company as of the date hereof. Further, the Warrantholder, and any assignee, shall furnish the Company an investment letter, in form and substance satisfactory to the Company, prior to the issuance of any Warrant Shares or other securities issuable upon the exercise hereof, to the effect that such securities, and any additional securities of the Company for which such securities may be exercised or exchanged or into which they may ultimately be converted, if not registered pursuant to applicable state and federal securities laws, will be acquired for investment and not with a view to the sale or distribution thereof. The Warrantholder hereby further represents that it and any assignee has been provided with, or been given reasonable access to, full and fair disclosure of all material information regarding the Company, this Warrant, and the Common Stock.

         8. GENERAL Provisions.

             (A) SUCCESSORS. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

             (B) CHOICE OF LAW. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance, and enforcement, and without giving effect to the principles of any Arizona or other forum state's conflict-of-law provisions to the contrary.

             (C) JURISDICTION AND VENUE. The Company hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against Warrantholder or the Company involving any alleged breach or failure by any party to pay, perform, or observe any sums, obligations, or covenants to be paid, performed, or observed by it under this Warrant, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Warrant, regardless of whether such actions or proceedings shall be for damages, specific performance or declaratory relief or otherwise, such actions, in the sole and absolute discretion of Warrantholder, may be required to be brought in Maricopa County, Arizona; and the Company hereby submits to the jurisdiction of the State of Arizona for such purposes and agree that the venue of such actions or proceedings shall properly lie in

Maricopa County, Arizona; and the Company hereby waive any and all defenses in such jurisdiction and venue.

             (D) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations, or agreements and all other oral, written, or other communications between them concerning the subject matter of this Warrant.

             (E) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

             (F) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company caused this Warrant to be duly executed as of the date first above written.

                              AUTOTRADECENTER.COM INC., an Arizona corporation



                              By:/s/ ROGER BUTTERWICK
                                 ------------------------------------------
                              Name:  Roger Butterwick
                              Its:  President

                                    EXHIBIT A

                              ELECTION TO PURCHASE



AutoTradeCenter.com Inc.
15170 North Hayden Road, Suite 5
Scottsdale, Arizona 85260

Attention:  Corporate Secretary

                  The undersigned hereby irrevocably elects to exercise the right of purchase set forth in the attached Warrant to purchase thereunder ____________________ shares of the Common Stock (the "Warrant Shares") provided for therein and requests that the Warrant Shares be issued in the name of



--------------------------------------

--------------------------------------

--------------------------------------

--------------------------------------

(Please Print Name, Address and SSN or EIN of Shareholder above)


Dated:______________


Name of Warrantholder or Assignee:
                                  ---------------------------------------------
                                                 (Please Print)


Signature:
          ----------------------------------------------------------------------
                  (Signature  must  conform in all respects to name of
                    holder as specified on the face of the Warrant.)


Address:
              ------------------------------------------------------------------



Aggregate Warrant Price Paid: $__________________


Method of payment:
                  --------------------------------------------------------------
                                 (Please Print)


-----------------------------------
Medallion Signature Guarantee (required if an assignment of Warrant Shares acquired on exercise is made upon exercise.)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder hereof)

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock covered thereby set forth below to:


           NAME OF ASSIGNEE                            ADDRESS                              Number of
                                                                                            Shares of
                                                                                              Common
                                                                                              STOCK





and hereby irrevocably constitutes and appoints _______________ as agent and attorney-in-fact to transfer such portion of said Warrant on the books of the Company, with full power of substitution in the premises.

                  References in this Notice to "Common Stock" shall include other securities or other property to the extent included in Warrant Shares.



Dated:
      --------------------------------------


                                   ---------------------------------------------
                                   (Signature of Registered Holder)



                                   ---------------------------------------------
                                   Name of Registered Holder
                                   (Please Print)

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of July 26, 2001, is entered into by and between AutoTradeCenter.com Inc., an Arizona corporation having a principal place of business at 15170 North Hayden Road, Suite 5, Scottsdale, Arizona 85260 (the "Company"), and Eagle Capital Group, LLC, an Arizona limited liability company having a principal place of business at 2425 East Camelback, Suite 100, Phoenix, Arizona 85016 (the "Investor").

                                    RECITALS

         A. Concurrently herewith the Company issued to the Investor a Multiple Advance Credit Note (the "Note") pursuant to the terms and conditions of that certain Loan and Stock Purchase Agreement of even date herewith (the "Loan Agreement").

         B. Pursuant to the Loan Agreement, the Company has sold to the Investor, and the Investor has purchased from the Company, One Thousand Three Hundred (1,300) shares of the Company's Series E Redeemable Preferred Stock (the "Series E Preferred").

         C. Concurrently herewith the Company has issued to the Investor five-year warrants to purchase shares of its common stock, at an exercise price of $0.125 per share, upon the terms and conditions of the funding warrant of even date herewith (the "Funding Warrant").

         D. Concurrently herewith, the Company has issued to the Investor ninety-day warrants to purchase shares of its common stock, at an exercise price of $0.10 per share, upon the terms and conditions of the repayment warrant of even date herewith (the "Repayment Warrant");

         E. Pursuant to the Loan Agreement, the Company may in the future issue to the Investor 1,500,000 shares of its common stock upon certain terms and conditions of the Loan Agreement (the "Prepayment Shares");

         F. The Company and the Investor desire to enter into an agreement granting the Investor certain rights in connection with Investor's investment in the Company.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1

               DEFINITIONS; REGISTRATION RIGHTS; LOCK-UP AGREEMENT

         1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the common stock, no par value, of the Company.

         "Conversion Shares" shall mean shares of Common Stock issued or issuable upon conversion of the Note.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with SECTION 1.13 hereof.

         "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, as defined below, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall mean (i) the Conversion Shares, (ii) the Warrant Shares, (iii) the Prepayment Shares, and (iii) shares of Common Stock issued or issuable with respect to the Conversion Shares, the Warrant Shares, and the Prepayment Shares upon an adjustment for stock splits, stock dividends, and similar events.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Warrant Shares" shall mean the Common Stock issuable upon exercise of the Funding Warrant or the Repayment Warrant.

         1.2 REQUIRED REGISTRATION.


             (a) At any time following the date hereof, the Holders of the Registrable Securities may request the Company to register under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting Holder or Holders for sale in the manner specified in such notice within 60 days of such notice; PROVIDED, HOWEVER, that the Company may, by notice to the requesting holders, delay such requested registration if the Company's Board of Directors determines in good faith that such registration at the time requested would have a material adverse effect upon the Company; PROVIDED, FURTHER, however, that the Company's ability to delay such registration shall be limited to durations of no longer than sixty (60) days and the Company shall not delay more than once during any twelve (12) month period.

             The Company shall not be obligated pursuant to this SECTION 1.2 to effectuate more than: five (5) registrations for the benefit of the Holders set forth in SECTION 1.2(A) above. In addition, the aggregate offering price of the Registrable Securities to be sold pursuant to each such registration shall be at least one hundred thousand dollars ($100,000). Notwithstanding anything to the contrary contained herein, no request may be made under this SECTION 1.2:

                 (i) within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of securities of the Company under the Securities Act, or

                 (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date one hundred eighty (180) days immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), PROVIDED THAT the Company is actively employing in good faith its best efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith.

             (b) Following receipt of any notice pursuant to SECTION 1.2(A), the Company shall promptly notify all Holders and transferees from whom such notice has not been received and, as soon thereafter as practicable, shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other Holders within twenty (20) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company shall designate the managing underwriter of such offering, following consultation and subject to the approval of the Holders from whom notice has been received, which approval shall not be unreasonably withheld or delayed. All sellers must participate in the underwriting. The Company's registration obligation hereunder shall be deemed satisfied only when a registration statement or statements covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

             (c) The Company shall be entitled to include in any registration statement referred to in this SECTION 1.2, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account and for the account of other selling shareholders, except as and to the extent that, in the reasonable opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would materially adversely affect the marketing of the Registrable Securities to be sold.

             (d) The Company will use commercially reasonable efforts to maintain the effectiveness of any form used to register the shares pursuant to this SECTION 1.2 for up to one hundred eighty (180) days or such earlier time as all of the Registrable Securities have been sold.

         1.3 COMPANY REGISTRATION.

             (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders of the Registrable Securities) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder of Registrable Securities given within twenty (20) days after mailing of such notice by the Company in accordance with SECTION 3.5, the Company shall, subject to the provisions of SECTION 1.3(C), use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

             (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
SECTION 1.3 prior to the effectiveness of such registration whether or not any Holder of Registrable Securities has elected to include securities in such registration. The expenses of such withdraw registration shall be borne by the Company in accordance with SECTION 1.7.

             (c)  UNDERWRITING  REQUIREMENTS.  In  connection  with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this SECTION 1.3 to include any of the securities held by Holders of Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall be mutually agreed to by such selling Holders), but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right pursuant to SECTION 1.2 be excluded from such offering. For the purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership, limited liability company, or corporation, the partners, retired partners, managers, members, and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

         1.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder of Registrable Securities a written request that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder, the Company shall:

             (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

             (b) as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this SECTION 1.4:

                 (i) if Form S-3 is not available for such offering by the Holders;

                 (ii) if the Holders of Registrable Securities, together with the Holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one hundred thousand dollars ($100,000);

                 (iii) if within thirty (30) days of receipt of a written request from any Holder pursuant to this SECTION 1.4, the Company gives notice to such Holder or Holders of the Company's intention to make a public offering within the next sixty (60) days;

                 (iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company, or if there be none, by the Chief Executive Officer, stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this SECTION 1.4; PROVIDED, THAT such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

                 (v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 requested by the Holders of Registrable Securities pursuant to this
SECTION 1.4; or

                 (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                 Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
SECTION 1.4 shall not be counted as demands for registration or registrations effected pursuant to SECTION 1.2.

         1.5 LIMITATION ON REGISTRATION REQUEST. Notwithstanding any other provision of this Agreement, the right of a Holder of Registrable Securities to request registration of the same by the Company pursuant to SECTIONS 1.2, 1.3, or 1.4 hereof shall not apply when either (a) all of the Registrable Securities may be sold in compliance with the volume and other restrictions set forth in Rule 144 of the Securities Act within a single three (3) month period, or (b) all of the Registrable Securities may be sold in compliance with Rule 144(k).

         1.6 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of SECTIONS 1.2, 1.3, and 1.4 to use its best efforts to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, at its cost and expense (including, without limitation, payment of the costs and expenses described in SECTION 1.7), as expeditiously as reasonably practicable:

             (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to SECTION 1.2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

             (b) prepare and file as expeditiously as practicable with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in SECTION 1.6(A) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

             (c) furnish to each seller of  Registrable  Securities  and to each underwriter  such  number  of  copies  of the  registration  statement  and  the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

             (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

             (e) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The sellers of Registrable Securities agree upon receipt of such notice forthwith to cease making offers and sales of Registrable Securities pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             (f) notify each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement,
(ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement;

             (g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

             (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

             (i) if the distribution is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion (dated such date) of counsel representing the Company for the purposes of such registration, addressed to the sellers and the underwriters, and in customary form; and (ii) a letter (dated such date) from the independent public accountants retained by the Company, addressed to the sellers and the underwriters and covering such matters with respect to such registration as such underwriters reasonably may request; and

             (j) make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Registrable Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant, or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement.

             For purposes of SECTIONS 1.6(A), 1.6(B), and 1.6(C), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of (i) the sale of all Registrable Securities covered thereby or (ii) one hundred eighty (180) days after the effective date thereof, with reasonable extensions to be granted for suspensions thereof.

             In connection with each registration pursuant to SECTION 1.2 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         1.7 EXPENSES OF REGISTRATION. All expenses incurred by the Company in complying with SECTIONS 1.2, 1.3, and 1.4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, one (1) special counsel to the Holders of Registrable Securities and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes, and the fees of transfer agents and registrars, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."

         The Company will pay all Registration Expenses in connection with the registration statement under SECTIONS 1.2, 1.3, and 1.4. The Company shall not, however, be required to pay for the Registration Expenses of any registration proceeding begun pursuant to SECTION 1.2, 1.3, or 1.4, the request for which is subsequently withdrawn by the requesting Holders of Registrable Securities, in which event the Registration Expenses shall be borne by the requesting Holders of the Registrable Securities in proportion to the number of shares for which registration was requested. All Selling Expenses in connection with each registration statement under SECTION 1.2, 1.3, or 1.4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

         1.8 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders of Registrable Securities, the Registrable Securities held by them and the distribution proposed by such Holder or Holders of Registrable Securities as the Company may reasonably request in writing and as shall be required in connection with any registration (including any amendment to a registration statement or prospectus), qualification, or compliance.

         1.9 INDEMNIFICATION AND CONTRIBUTION.

             (a) In  the  event  of a  registration  of  any of the  Registrable
Securities under the Securities Act pursuant to SECTION 1.2, 1.3, or 1.4, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages, or liabilities, joint or several, to which such seller, underwriter, or controlling person may become subject under the Securities Act or under any other statute or at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violations of applicable law relating to such registration, and will pay the legal fees and other expenses of each such seller, each such underwriter, and each such controlling person incurred by them in connection with investigating or defending any action, whether or not resulting in any liability, insofar as such loss, claim, damage, liability, or action results from the foregoing; PROVIDED, HOWEVER, that the Company will not be liable to a seller, underwriter, or controlling person in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling person specifically for use in such registration statement or prospectus; and, PROVIDED, FURTHER, however, that the Company will not be liable to a Holder in any such case to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) such Holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of the Registrable Securities, and (2) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

             (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to SECTION 1.2, 1.3, or 1.4, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter, and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, or liabilities, joint or several, to which the Company or such officer, director, underwriter, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of the Company and each such officer, director, underwriter, and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and PROVIDED, FURTHER, however, that the liability of each seller hereunder shall be limited to the amount of net proceeds received by such seller in connection with such registration.

             (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party under this SECTION 1.9 except and only to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this SECTION 1.9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

             (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this SECTION 1.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this SECTION 1.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this SECTION 1.9; then, and in each such case, the Company and each such Holder will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion as may be reasonable taking into account such matters as (i) their relative fault as to the matters giving rise to such losses, claims, damages, or liabilities and (ii) their relative ability or opportunity to have avoided such losses, claims, damages, or liabilities; PROVIDED, HOWEVER, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

             (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit, or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

             (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         1.10 CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination, or reclassification, or through a merger, consolidation, reorganization, or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         1.11 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the resale of the Registrable Shares without registration, for so long as the Company has a class of securities registered under Section 12 of the Exchange Act, the Company will at all times use its best efforts to:

             (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

             (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

             (c) furnish to each Holder of Registrable Securities, forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, (iii) such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration, and (iv) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

         1.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this SECTION 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, affiliate, general partner, limited partner, retired partner, member or retired member or shareholder of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least twenty thousand (20,000) shares of Registrable Securities (as adjusted for stock splits, stock dividends, combinations, and other recapitalizations), PROVIDED: (a) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (b) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

                                   SECTION 2

                                  MISCELLANEOUS

         2.1 SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not; PROVIDED, HOWEVER, that the rights conferred in this Agreement on the Holders shall only inure to the benefit of a transferee of Registrable Securities if: (a) such transfer may be effected in accordance with applicable securities laws; and (b) such transferee has agreed in writing to be bound by the terms of this Agreement.

         2.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona for all purposes and in all respects, without giving effect to the conflict of law provisions thereof.

         2.3 JURISDICTION AND VENUE. Company hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against Company or the Holders involving any alleged breach or failure by any party to pay, perform, or observe any sums, obligations, or covenants to be paid, performed, or observed by it under this Agreement, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Agreement, regardless of whether such actions or proceedings shall be for damages, specific performance, or declaratory relief or otherwise, such actions, in the sole and absolute discretion of the Holder, shall be brought in Maricopa County, Arizona; and Company hereby submits to the jurisdiction of the State of Arizona for such purposes and agrees that the venue of such actions or proceedings shall properly lie in Maricopa County, Arizona; and Company hereby waives any and all defenses to such jurisdiction and venue.

         2.4 INTEGRATION; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede any previous agreement or understanding between or among the parties with respect to such subjects. No party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. Except as expressly provided herein neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought; PROVIDED, HOWEVER, that with the written consent of the Company and Holders of at least a majority of the Registrable Securities that are outstanding (including, for these purposes, Conversion Shares and Warrant Shares) may waive, modify, or amend, on behalf of all parties hereto, any provisions of this Agreement and such waiver, modification, or amendment may be given or withheld for any reason or no reason in the sole discretion of any party. Any amendments, waivers, discharges, or terminations of this Agreement effected in accordance herewith shall be binding upon all parties hereto, including those not signing such amendment, waiver, discharge, or termination. The Company shall not grant additional registration rights other than by amending this Agreement pursuant to this section.

         2.5 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via telecopy to the party to whom notice is to be given (with a confirming copy being delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or via overnight courier providing a receipt and properly addressed as set forth above. Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

         2.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         2.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision; PROVIDED THAT no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         2.8 ATTORNEYS' FEES. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees (and sales taxes thereon, if any), including attorneys' fees for any appeal, and costs incurred in bringing such suit or proceeding.

         2.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Investor have executed this Agreement under seal as of the date first above written.

                             AUTOTRADECENTER.COM INC., an
                             Arizona corporation



                             By: /s/ ROGER L. BUTTERWICK
                                -----------------------------------------------
                             Name: ROGER L. BUTTERWICK
                                  ---------------------------------------------
                             Its:  PRESIDENT
                                 ----------------------------------------------



                             EAGLE CAPITAL GROUP,  LLC, an
                             Arizona  limited  liability company



                             By: /s/ NEIL ELSEY
                                -----------------------------------------------
                             Name:  NEIL ELSEY
                                  ---------------------------------------------
                             Its:   MANAGING MEMBER
                                 ----------------------------------------------

                          MULTIPLE ADVANCE CREDIT NOTE

U.S. $1,300,000.00                                                 July 26, 2001

                  FOR VALUE RECEIVED, AutoTradeCenter.com Inc., an Arizona corporation ("Borrower"), hereby promises to pay to the order of Eagle Capital Group, LLC, an Arizona limited liability company ("Lender"), at the office of Lender located at 2425 East Camelback Road, Suite 100, Phoenix, Arizona 85016, the principal amount of $1,300,000.00, or such lesser principal amount as from time to time shall be outstanding hereunder, as reflected in the books and records of Lender, together with interest on the principal balance from time to time outstanding hereunder, from (and including) the date of disbursement until (but not including) the date of payment, to be computed at the interest rate, and on the dates, set forth in the Loan and Stock Purchase Agreement, of even date herewith, executed by Borrower and Lender (the "Loan Agreement"). Advances evidenced by this Note shall be made in accordance with the Loan Agreement. All capitalized terms not otherwise defined in this Note shall have the meaning assigned thereto in the Loan Agreement.

         1. PAYMENTS. The principal indebtedness evidenced hereby shall be payable in accordance with the terms of the Loan Agreement. Interest shall be payable with respect to the principal indebtedness evidenced hereby at the rate and in the manner set forth in the Loan Agreement.

         2. DEFAULT. Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, and under the Loan Agreement and the Related Documents, at the election of Lender, shall become immediately due and payable, without any notice to Borrower. In the case of any Event of Default of the type described in SECTION 11.1 of the Loan Agreement, such acceleration shall be automatic and not optional.

         3. WAIVERS. Except as set forth in this Note or the Loan Documents, to the extent permitted by applicable law, Borrower, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any homestead or exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest, and default; and (c) recourse to guaranty or suretyship defenses (including, without limitation, the right to require the Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release, or other indulgence shall not alter or diminish the liability of Borrower or any other person or entity who is or may become liable on this Note except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release, or other indulgence.

         4. NO WAIVER BY LENDER. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

         5. GOVERNING LAW. This Note shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

         6. TIME OF ESSENCE. Time is of the essence of this Note and each and every provision hereof.

         7. AMENDMENTS. No amendment, modification, change, waiver, release, or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

         8. SEVERABILITY. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

         9. BINDING NATURE. The provisions of this Note shall be binding upon Borrower and the heirs, personal representatives, successors, and assigns of Borrower, and shall inure to the benefit of Lender and any subsequent holder of all or any portion of this Note, and their respective successors and assigns. Lender may from time to time transfer all or any part of its interest in this Note and the Loan Documents without notice to Borrower.

         10. SECTION HEADINGS. The section headings set forth in this Note are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Note.

         11. CONSTRUCTION. This Note shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Note. In the event of any conflict or inconsistency between the provision of this Note and the provisions of the Loan Agreement, the Loan Agreement shall control.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the date first set forth above.

                                 "BORROWER"

                                 AUTOTRADECENTER.COM INC., an Arizona
                                 corporation



                                 By: /s/ ROGER L. BUTTERWICK
                                    -------------------------------------------
                                 Name: ROGER L. BUTTERWICK
                                      -----------------------------------------
                                 Its: PRESIDENT
                                     ------------------------------------------

                                 Address of Borrower:

                                 15170 North Hayden Road
                                 Suite 5
                                 Scottsdale, Arizona 85260

                       SECURITY AND STOCK PLEDGE AGREEMENT



         THIS SECURITY AND STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of July 26, 2001, by and between AutoTradeCenter.com Inc., an Arizona corporation ("ATC"), formerly known as Auto Network Group, Inc. and Auto Network Group USA, Inc., and each and every one of ATC's subsidiaries and affiliates including BusinessTradeCenter.com Inc., (all of the foregoing collectively referred to hereafter as "Borrower"), whose chief executive office is located at 15170 N. Hayden Road, Suite 5, Scottsdale, Arizona 85260, and Eagle Capital Group, L.L.C. and its subsidiaries and affiliates, ("Lender"), whose address is 2425 E. Camelback Road, Suite 100, Phoenix, Arizona, 85016. The term "affiliate(s)" as used herein shall mean any entity in which either Borrower or Eagle (or Eagle's members) directly or indirectly owns, holds, or controls, with power to vote, twenty percent or more of the outstanding equity or voting securities, other than an entity holding such securities solely in a fiduciary capacity or solely as security for a debt.

1.  GRANT OF SECURITY INTEREST

         Borrower hereby grants to Lender a security interest (the "Security Interest") in all cash, personal property, furniture, fixtures, equipment, leasehold, intangibles, and intellectual property of Borrower, whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the "Collateral"), described more particularly as follows:

             (a) all cash, accounts, accounts receivable, contract rights (including, without limitation, all rights under all past and present contracts with NETCHEMISTRY and excluding any contract right that requires the consent of any third party to transfer), rights to payment in any form, chattel paper, leases, instruments, notes, documents of title, deposit accounts, bank accounts, certificates of deposit, causes of action, and general intangibles, including payment intangibles and intellectual property, including foreign and domestic copyrights, copyright applications, copyrightable material of any kind or nature, software and source codes (whether registered or not), registered trademarks, trademark applications, non-registered trademarks, trade names, trade dress, patent, patent applications, or any other item of like or similar nature, now owned or hereafter acquired by Borrower, whether or not formally perfected, registered, filed, or otherwise with any state, federal, or foreign agency or department, including all common-law rights related to any of the foregoing;

             (b) all inventory, including, without limitation, raw materials, work-in-process, or materials used or consumed in the business of Borrower, whether in the possession of Borrower, warehouseman, bailee, or any other person or entity;

             (c) all machinery, furniture, fixtures, and equipment;

             (d) all documents, including negotiable and nonnegotiable documents of title;

             (e) all investment property, monies, securities, or other property, including but not limited to all shares of stock now owned or hereinafter acquired by Borrower of its wholly owned subsidiaries (the "Stock");

             (f) all letter-of-credit rights or other supporting obligations;

             (g) any and all rights Borrower may have as beneficiary of escrow agreements or any other contractual arrangement whereby assets are held by a third party for the benefit of Borrower;

             (h) all rights under contracts of insurance covering any of the above-described property;

             (i) all attachments, accessions, tools, parts, supplies, increases and additions to and all replacements of, and substitutions for any of the above-described property;

             (j) all products of any of the above-described property now existing or hereafter acquired;

             (k) all proceeds of any of the above-described property now existing or hereafter acquired; and

             (l) all books and records pertaining to any of the above-described property, including, without limitation, any computer readable memory and any computer hardware or software necessary to process such memory (collectively, the "Books and Records").

2.  SECURED OBLIGATIONS

         The Collateral shall secure, in such order of priority as Lender may elect, the following (collectively, the "Secured Obligations"):

             (a) payment and performance of all obligations of Borrower under the terms of the Loan and Stock Purchase Agreement, of even date herewith, by and between Borrower and Lender (the "Loan Agreement"), together with all extensions, modifications, substitutions, or renewals thereof, or other advances made thereunder;

             (b) payment and performance of all obligations of Borrower under the terms of the Multiple Advance Credit Note, of even date herewith (the "Note"), in the stated principal amount of $1,300,000.00, executed by Borrower in favor of Lender, together with all extensions, modifications, substitutions, or renewals thereof, or other advances made thereunder;

             (c) payment and performance of every obligation, covenant, and agreement of Borrower contained in this Agreement, together with all extensions, modifications, substitutions, or renewals hereof; and

             (d) payment and performance of every other obligation of Borrower, now existing or hereafter arising in the future, owed to Eagle, and/or any affiliates and/or (d) subsidiaries, including but not limited to any obligation arising under the Facilities Use and Administration Agreement between

United Administration, Inc. and Borrower and any obligation that may arise between Eagle or an affiliate, and Borrower as the result of Eagle's or an affiliate's guarantee of any obligation owed by Borrower.

3.  REPRESENTATIONS AND WARRANTIES OF BORROWER

         Borrower hereby represents and warrants to Lender that:

         3.1 USE. The Collateral is or will be used or produced primarily for business purpose of Borrower.

         3.2 BUSINESS NAMES. Borrower does not do business under any other name and any and all assets used in Borrower's business are owned by either AutoTradeCenter.com, Inc. or BusinessTradeCenter.com, Inc. No other subsidiary or affiliate of Borrower owns any material assets or generates any material revenue or otherwise has any material interest in any Collateral.

         3.3 OTHER AGREEMENTS. The execution, delivery, and performance by Borrower of this Agreement and all other documents and instruments relating to the Secured Obligations will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Borrower is a party or is obligated. Borrower is not in default in the performance or observance of any covenants, conditions, or provisions of any such agreement or instrument.

         3.4 PRIORITY. The Security Interest in the Collateral granted to Lender constitutes, and hereafter will constitute, a security interest in all of Borrower's assets, rights, and property of first priority.

         3.5 TITLE. Borrower is the owner of, and has good title to, the Collateral free of all security interests or other encumbrances except the Approved Liens (as defined in the Loan Agreement) and the Security Interest, and no financing statement covering the Collateral is filed or recorded in any public office except with respect to Approved Liens. Borrower is the only entity that is a party to any and all contracts with NETCHEMISTRY and Borrower has all rights to the Work Product, software, source codes, and any other intellectual property developed by NETCHEMISTRY pursuant to the terms of such contracts.

         3.6 AUTHORITY. Borrower has the full power, authority, and legal right to grant to Lender the Security Interest, and no further consent, authorization, approval, or other action is required for the grant of the Security Interest or for Lender's exercise of its rights and remedies under this Agreement, except as may be required in connection with the sale of the Collateral by Lender by the laws affecting the offering and sale of securities.

         3.7 CHIEF EXECUTIVE OFFICE. The address of Borrower set forth in the preamble of this Agreement is the chief executive office of Borrower.

4.  COVENANTS OF BORROWER

         4.1 TRANSFERS. Borrower shall not sell, transfer, assign, or otherwise dispose of any Collateral or any interest therein without obtaining the prior written consent of Lender and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest and any Approved Liens. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Lender consents to any sale or other transfers of the Collateral.

         4.2 MAINTENANCE. Borrower shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance, regulation, or any policy of insurance insuring the Collateral.

         4.3 PAYMENTS OF CHARGES. Borrower shall pay when due all taxes, assessments, and other charges which may be levied or assessed against the Collateral.

         4.4 FIXTURES AND ACCESSIONS. Borrower shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture and shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

         4.5 MOTOR VEHICLES. If the Collateral includes motor vehicles, Borrower shall keep all titled vehicles properly registered and licensed, shall provide Lender with the license numbers of all titled vehicles, shall cause the Security Interest to be shown as a valid lien on the Certificate of Title for all titled vehicles and shall deliver lien filing receipts to Lender as evidence thereof.

         4.6 POSSESSION BY LENDER. Borrower, upon demand, shall promptly deliver to Lender all instruments, documents, and chattel paper included in the Collateral. Borrower, without Lender's prior written consent, shall not make or agree to make any alteration, modification, or cancellation of, or substitution for, or credit, adjustment, or allowance on, any Collateral.

         4.7 NOTICE TO LENDER. Borrower shall give Lender 45 days' prior written notice of any change: (i) in the location of its chief executive office; or (ii) of the names under which it does business.

         4.8 INSPECTIONS. Lender or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Borrower shall keep the Books and Records in accordance with generally accepted accounting principles, to the extent applicable. Lender shall have free and complete access to the Books and Records and shall, at Lender's expense, have the right to make extracts therefrom or copies thereof. Upon the request of Lender from time to time, Borrower shall submit up-to-date schedules of the accounts receivable comprising the Collateral in such detail as Lender may require and shall deliver to Lender confirming specific assignments of all accounts, instruments, documents, and chattel paper included in such accounts receivable. After the occurrence of any Event of Default (as defined below), upon the request of Lender, Borrower shall submit up-to-date schedules of inventory comprising the Collateral in such detail as Lender may require.

         4.9 DEFENSE OF COLLATERAL. Borrower, at its cost and expense, shall protect and defend this Agreement, all of the rights of Lender hereunder, and the Collateral against all claims and demands of other parties. Borrower shall pay all claims and charges that in the opinion of Lender might prejudice, imperil, or otherwise affect the Collateral or the Security Interest. Borrower shall, within 24 hours, notify Lender of any levy, distraint, or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         4.10 PERFECTION OF SECURITY INTEREST. The Security Interest, at all times, shall be perfected and except for any Approved Liens shall be prior to any other interests in the Collateral. Borrower shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements, and other documents requested by Lender to establish, maintain, and continue the perfected Security Interest. In order to allow Lender to perfect its security interest in the Collateral, Borrower hereby authorizes Lender to file initial financing statement(s) with respect to this security interest and to file such amendments, continuations, and other documents necessary to perfect and maintain Lender's security interest in the Collateral. Borrower hereby authorizes Lender to sign any such financing statements, continuations, amendments, or other documents on behalf of Borrower and Borrower will take all actions and execute and deliver all financing statements and other documents requested by Lender from time to time in order to perfect and maintain such security interest. For purpose of allowing Lender to give notice as required under the Uniform Commercial Code to the holder(s) of any conflicting security interest(s) in the Collateral, Borrower hereby represents and warrants that the following secured party or secured parties (including address(es)) have a conflicting security interest in the Collateral:
R. GARY MCCAULEY, 1202 E. MISSOURI, PHOENIX, ARIZONA, 85014. For purposes of filing the financing statement(s) necessary to perfect Lender's security interest in the Collateral, Borrower represents and warrants as follows: (a) Borrower is incorporated in (or was otherwise organized in) the state of Arizona; (b) Borrower's chief executive offices are located at the address listed in the opening paragraph of this Agreement; and (c) the Collateral will be located at the following location(s): Arizona and California (servers only). Borrower, on written demand, shall promptly pay all costs and expenses of filing and recording, including, without limitation, the costs of any searches, deemed necessary by Lender from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         4.11 PAYMENT OF CHARGES. If Borrower fails to pay any taxes, assessments, expenses, or charges, or fails to keep all of the Collateral free from other security interests, encumbrances, or claims except for Approved Liens, or fails to copyright, register, patent, or otherwise protect the Collateral, or fails to keep the Collateral in good condition and repair, or fails to procure and maintain insurance thereon, or to perform otherwise as required herein, Lender may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform. Lender is hereby authorized to enter upon any property in the possession or control of Borrower for such purposes. In addition, Lender may request delivery of the Collateral to Lender in order to protect or perfect Lender's Security Interest as Lender deems necessary, and Borrower shall immediately deliver the Collateral to Lender.

5.  COLLATERAL IN THE POSSESSION OF LENDER

         5.1  CARE.   Lender  shall  use  such   reasonable  care  in  handling,
preserving, and protecting the Collateral in its possession as it uses in handling similar property for its own account. Lender, however, shall have no liability for the loss, destruction, or disappearance of any Collateral unless there is affirmative proof of a lack of due care. A lack of due care shall not be implied solely by virtue of any loss, destruction, or disappearance.

         5.2 PRESERVATION OF COLLATERAL. Borrower shall be solely responsible for taking any and all actions to preserve rights of Lender. Lender shall not be obligated to take any such actions unless the Collateral is in Lender's possession. Borrower waives presentment and protest with respect to any instrument included in the Collateral on which Borrower is in any way liable and waives notice of any action taken by Lender with respect to any instrument, document, or chattel paper included in any Collateral that is in the possession of Lender.

         5.3 CERTIFICATED SECURITIES. With respect to the Stock in certificated form, Borrower hereby: (i) deposits and delivers to Lender stock certificates for all of the Stock accompanied by stock powers in the form of EXHIBIT A attached hereto, duly executed in blank by Borrower; and (ii) assigns and transfers to Lender all of the right, title, and interest of Borrower in and to the Stock and to the certificates or instruments evidencing the Stock to be held by Lender upon the terms and conditions set forth in this Agreement. If Borrower acquires (by purchase, stock dividend, or otherwise), directly or indirectly, any additional Stock in certificated form at any time after the date of this Agreement, Borrower shall immediately pledge and deliver to Lender such certificated Stock, together with related stock powers duly executed in blank by Borrower.

6.  EVENTS OF DEFAULT; REMEDIES

         6.1 EVENTS OF DEFAULT. The occurrence of any of the following events or conditions shall constitute an "Event of Default":

             (a) any failure to pay any principal, interest, fees, or any other part of the Secured Obligations when the same shall become due and payable where such failure is continuing for 5 days after written notice thereof from Lender to Borrower;

             (b) Borrower shall breach any covenant or agreement made herein where such breach, to the extent curable, is continuing for 15 days after written notice thereof from Lender to Borrower;

             (c) any warranty, representation, or statement made or furnished to Lender by or on behalf of Borrower shall prove to have been false or misleading in any material respect when made or furnished;

             (d) the occurrence of a Default or an Event of Default under and as defined in the Note, the Loan Agreement, or any of the Related Documents; or

             (e) any conduct or action, or notice of intent to initiate conduct or action, by any other creditor or entity to exercise any remedy with respect to the Collateral or take possession of or control of the Collateral.

             (f) default in the performance of any obligation owed to R. Gary McCauley which is secured by a lien on the Collateral.

         6.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Lender shall have the following rights and remedies and may do one or more of the following in Lender's sole discretion:

             (a) declare all or any part of the Secured Obligations to be immediately due and payable, and the same, with all costs and charges, shall be immediately collectible;

             (b) without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Borrower. Borrower, upon demand by Lender, shall immediately assemble the Collateral and deliver it to Lender or to a place designated by Lender;

             (c) operate the business of Borrower as a going concern, including, without limitation, extend sales or services to new customers and advance funds for such operation. Lender shall not be liable for any depreciation, loss, damage, or injury to the Collateral or other property of Borrower as a result of such action. Borrower hereby waives any claim of trespass or replevin arising as a result of such action;

             (d) pursue any legal or equitable remedy available to collect the Secured Obligations, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it;

             (e) upon obtaining possession of the Collateral or any part thereof, after written notice to Borrower as provided in SECTION 6.4 hereof, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Lender in taking, storing, repairing, and selling the Collateral (including, without limitation, attorneys' fees) shall be applied to the payment of the Secured Obligations, and any surplus thereafter remaining shall be paid to Borrower or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Secured Obligations, Borrower, upon demand, shall promptly pay the amount of such deficiency to Lender; and

             (f) upon obtaining possession of the Collateral, or any part thereof, accept such Collateral in satisfaction of the Secured Obligations as provided by law.

         6.3 PURCHASE OF COLLATERAL. Lender, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Lender's rights and remedies hereunder.

         6.4 NOTICE. Any demand or notice of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Borrower at least 10 days prior to such sale, disposition, or other intended action, in the manner provided herein for the giving of notices.

         6.5 PRIVATE RESALE. Borrower recognizes that as the result of prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Lender may be compelled, with respect to any resale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Borrower acknowledges that any such private resale may be at prices and on terms less favorable to Lender than those obtainable through a public resale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and notwithstanding such circumstances, Borrower agrees that any such private resale shall be deemed to be in a commercially reasonable manner and that Lender shall have no obligation to engage in public resales and no obligation to delay the sale of the Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public resale required under the Securities Act or under such applicable state securities laws, even if such issuer would agree to do so.

         6.6 SALES IN EXEMPT TRANSACTIONS. From time to time at the written request of Lender, Borrower at its own expense shall furnish or cause to be furnished to Lender all such information as Lender may request in order to determine the number of the shares and instruments included in the Collateral that may be sold by Lender as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are in effect from time to time.

         6.7 COSTS AND EXPENSES. Borrower shall pay all costs and expenses of Lender, including, without limitation, costs of uniform commercial code searches, court costs, and attorneys' fees, incurred by Lender in enforcing payment and performance of the Secured Obligations or in exercising the rights and remedies of Lender hereunder. All such costs and expenses shall be secured by this Agreement and by other lien and security documents securing the Secured Obligations. In the event of any court proceedings, court costs, and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

         6.8 ADDITIONAL REMEDIES. In addition to any remedies provided herein for an Event of Default, Lender shall have all the rights and remedies afforded a secured party under the UCC and all other legal and equitable remedies allowed under applicable law. No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Lender may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Lender shall not thereby waive the agreement contained herein that time is of the essence, nor shall Lender waive either its right to require prompt payment or performance when due of the remainder of the Secured Obligations or its right to consider the failure to so pay or perform an Event of Default.

7.  MISCELLANEOUS PROVISIONS

         7.1 INDEMNIFICATION. In addition to the indemnities contained in the Loan Agreement, Borrower agrees to indemnify, defend, protect, and hold harmless Lender, and his successors, assigns, employees, agents, and attorneys of the foregoing (collectively, the "Indemnified Parties") for, from, and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnified Parties in connection with any investigative, administrative, or judicial proceeding commenced or threatened, whether or not such Indemnified Parties are designated parties thereto) that may be imposed on, incurred by, or asserted against the Indemnified Parties, in any manner relating to or arising out of this Agreement or the Related Documents.

         7.2 OTHER SECURITY. The acceptance of this Agreement by Lender shall not be considered a waiver of or in any way to affect or impair any other security that Lender may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Secured Obligations, nor shall the taking by Lender at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest. Lender may resort, for the payment or performance of the Secured Obligations, to its several securities therefor in such order and manner as it may determine.

         7.3 ACTIONS BY LENDER. Without notice or demand, without affecting the obligations of Borrower hereunder, and without affecting the Security Interest or the priority thereof, Lender, from time to time, may: (i) extend the time for payment of all or any part of the Secured Obligations, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Secured Obligations; (ii) take and hold other security for the payment or performance of the Secured Obligations and enforce, exchange, substitute, subordinate, waive, or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

         7.4 WAIVERS. Borrower waives and agrees not to assert: (i) any right to require Lender to proceed against or exhaust any security for the Secured Obligations, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling; (iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, and nonpayment, relating to the Secured Obligations; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Lender.

         7.5 DEFINITIONS. All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement. Otherwise the terms herein shall have the meanings in and be construed under the UCC.

         7.6 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

         7.7 JURISDICTION AND VENUE. Borrower hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against Borrower or Lender involving any alleged breach or failure by any party to pay, perform, or observe any sums, obligations, or covenants to be paid, performed, or observed by it under this Agreement, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Agreement, regardless of whether such actions or proceedings shall be for damages, specific performance, or declaratory relief or otherwise, such actions, in the sole and absolute discretion of Lender, shall be brought in Maricopa County, Arizona; and Borrower hereby submits to the jurisdiction of the State of Arizona for such purposes and agrees that the venue of such actions or proceedings shall properly lie in Maricopa County, Arizona; and Borrower hereby waives any and all defenses to such jurisdiction and venue.

         7.8   COUNTERPARTS.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement.

         7.9 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, supersede all other prior understandings, oral or written, with respect to the subject matter hereof, and are intended by Lender and Borrower as the final, complete, and exclusive statement of the terms agreed to by them.

         7.10 AMENDMENTS. No amendment, modification, change, waiver, release, or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

         7.11 SECTION HEADINGS. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Agreement. 7.12 TIME OF ESSENCE. Time is of the essence of this Agreement and each and every provision hereof.

         7.13 SEVERABILITY. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

         7.14 BINDING NATURE. This Agreement shall be binding upon Borrower and the heirs, personal representatives, successors, and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns.

         7.15 TRANSFER AND ASSIGNMENT. Lender may from time to time transfer all or any part of its interest in this Agreement without notice to Borrower.. Borrower shall not transfer (by agreement, operation of law or otherwise) any right or obligation under this Agreement, and any such purported transfer shall be void.

         7.16 CONSTRUCTION. This Agreement shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement.

         7.17 CONTINUING AGREEMENT. This is a continuing Agreement which shall remain in full force and effect until actual receipt by Lender of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Secured Obligations incurred before the receipt of such notice, and all of the Secured Obligations incurred thereafter under commitments extended by Lender before the receipt of such notice, shall have been paid and performed in full.

         7.18 NO SETOFFS BY BORROWER. No setoff or claim that Borrower now has or may in the future have against Lender shall relieve Borrower from paying or performing the Secured Obligations.

         7.19 NOTICES. All notices required or permitted to be given hereunder shall be in accordance with provisions of the Loan Agreement.

         7.20 COPY. A carbon, photographic, or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         7.21 CONFLICTS. In the event any provision of this Agreement is inconsistent with any provision of the Loan Agreement, the provision of the Loan Agreement shall prevail.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement was executed by Borrower and Lender as of the date first set forth above.

                          BORROWER

                          AUTOTRADECENTER.COM INC., an
                          Arizona corporation



                          By: /s/ ROGER L. BUTTERWICK
                             --------------------------------------------------
                          Name:  ROGER L. BUTTERWICK
                               ------------------------------------------------
                          Its:         PRESIDENT
                              -------------------------------------------------



                          BUSINESSTRADECENTER.COM, INC., an
                          Arizona corporation



                          By: /s/ ROGER L. BUTTERWICK
                             --------------------------------------------------
                          Name: ROGER L. BUTTERWICK
                               ------------------------------------------------
                          Its:  SECRETARY
                              -------------------------------------------------



                          LENDER

                          EAGLE CAPITAL GROUP, L.L.C. an Arizona
                          limited liability company



                          By: /s/ NEIL ELSEY
                             --------------------------------------------------
                          Name: NEIL ELSEY
                               ------------------------------------------------
                          Its:  MANAGING MEMBER
                              -------------------------------------------------

                                    EXHIBIT A

                  FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers __________ shares of the common stock of _____________________, a
_______________    corporation    ("Company"),    to   ___________________,    a
_______________, which shares are represented by Certificate No(s). ___, standing in the name of the undersigned on the books of Company.

         The   undersigned   hereby   irrevocably   constitutes   and   appoints
________________ as its attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

         Dated:  ___________________



                             AUTOTRADECENTER.COM INC., an
                             Arizona corporation



                             By: /s/ ROGER L. BUTTERWICK
                                -----------------------------------------------
                             Name: Roger Butterwick
                             Its: President

                             SUBORDINATION AGREEMENT


         This Subordination Agreement (this "Agreement") dated July 26, 2001, is between Mark Moldenhauer and Pinnacle Financial Corporation (collectively, the "Creditors") and Eagle Capital Group, L.L.C. ("Eagle").

                                    RECITALS

         A. AutoTradeCenter.com, Inc., formerly known as Auto Network Group of Arizona, Inc., ("Borrower") has requested and/or obtained credit from Eagle which will be secured by all of its assets and property.

         B. Creditors have extended credit to Borrower and/or may later extend other credit to Borrower.

         C. To induce Eagle to extend credit to Borrower and make further extensions of credit to or for Borrower, or to purchase or extend credit pursuant to any instrument or writing on which Borrower is liable or to grant renewals or extensions of any loan, extension of credit, purchase, or other accommodation, Creditors will subordinate: (i) all of Borrower's indebtedness and obligations to Creditors, existing now or later (the "Subordinated Debt") to all of Borrower's indebtedness and obligations to Eagle; (ii) all of Creditors' security interests to all of Eagle's security interests in the Borrower's property; and (iii) all of Creditors' rights or interests in or to the assets and rights of Borrower.

THE PARTIES AGREE AS FOLLOWS:

         1. Creditors subordinate to Eagle any security interest or lien that it has in any property of Borrower or any of Borrower's affiliates or subsidiaries. Despite attachment or perfection dates of Creditors' security interest and Eagle's security interest, Eagle's security interest in the Collateral (defined in the Security and Stock Pledge Agreement dated on or about July 13, 2001, as amended, modified or restated from time to time between Borrower and Eagle, (the "Loan Agreement") is prior to Creditors' security interest, if any, in the assets of Borrower.

         2. All Subordinated Debt payments are subordinated to all Borrower's obligations to Eagle existing now or later, together with collection costs of the Obligations (including attorneys' and all other fees), including, interest accruing after any bankruptcy, reorganization or similar proceeding and all obligations under the Loan and Stock Purchase Agreement, the Multiple Advance Credit Note, and the Security and Stock Pledge Agreement of even date herewith by and between Borrower and Eagle (the "Senior Debt").

         3.  Creditors will not:

                  a) take or perform any conduct or action, or send notice to the Borrower of intent to initiate conduct or action, to exercise any remedy with respect to the Collateral or take possession of or control of the Collateral or any assets of Borrower.

                  b) accelerate the Subordinated Debt, or begin to or participate in any action against Borrower, until all the Senior Debt is paid. This does not prohibit Creditors from converting any Subordinated Debt into equity securities of Borrower.

         4. Without limiting or modifying the provisions of paragraph 3 herein, Borrower may make required periodic payments on the Subordinated Debt only if both of the following conditions are met:

                  a) Borrower is not in any form of Default, and/or no Event of Default has occurred, with respect to the Senior Debt, and

                  b) Borrower has available funds on deposit in an amount sufficient to pay all projected, accrued and accruing obligations, in the ordinary course of business, and meet all other periodic payment obligations, including all monthly payments due on the Senior Debt, for the next 30 days.


         5. Creditors must deliver to Eagle in the form received (except for endorsement or assignment by Creditors) any payment, distribution, security or proceeds it receives on the Subordinated Debt other than according to this Agreement.

         6. These provisions remain in full force and effect, despite Borrower's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law, and Eagle's claims against Borrower and Borrower's estate will be fully paid before any payment is made to Creditors.

         7. Until the Senior Debt is paid, Creditors irrevocably appoint Eagle as its attorney-in-fact, with power of attorney with power of substitution, in Creditors' name or in Eagle's name, for Eagle's use and benefit without notice to Creditors, to do the following in any bankruptcy, insolvency or similar proceeding involving Borrower:

                  a) File any claims for the Subordinated Debt for Creditors if Creditors do not do so at least 30 days before the time to file claims expires, and

                  b) Accept or reject any plan of reorganization or arrangement for Creditors and vote Creditors' claims in respect of the Subordinated Debt in any way it chooses.

         8. Creditors will immediately put a legend on the Subordinated Debt instruments that the instruments are subject to this Agreement. No amendment of the Subordinated Debt documents will modify this Agreement in any way that terminates or impairs the subordination of the Subordinated Debt or the subordination of the security interest or lien that Eagle has in Borrower's property. For example, instruments may not be amended to (i) increase the interest rate of the Subordinated Debt, or (ii) accelerate payment of principal or interest or any other portion of the Subordinated Debt.

         9. This Agreement is effective while Borrower owes any amounts to Eagle. If after full payment of the Senior Debt Eagle must disgorge any payments made on the Senior Debt, this Agreement and the relative rights and priorities provided in it, will be reinstated as to all disgorged payments as though the


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

payments had not been made, and Creditors will immediately pay Eagle all payments received under the Subordinated Debt to the extent the payments would have been prohibited under this Agreement. At any time without notice to Creditors, Eagle may take actions it considers appropriate on the Senior Debt such as terminating advances, increasing the principal, extending the time of payment, increasing interest rates, renewing, compromising or otherwise amending any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No action or inaction will impair or otherwise affect Eagle's rights under this Agreement.

         10. This Agreement binds Creditors, their successors or assigns, and benefits Eagle's successors or assigns. This Agreement is for Creditors' and Eagle's benefit and not for the benefit of Borrower or any other party. If Borrower is refinancing any of the Senior Debt with a new lender, upon Eagle's request of creditor, Creditors will enter into a new subordination agreement with the new lender on substantially the terms of this Agreement.

         11. This Agreement may be executed in two or more counterparts, each of which is an original and all of which together constitute one instrument.

         12. Arizona law governs this agreement without giving effect to conflicts of laws principles. Creditors and Eagle submit to the exclusive jurisdiction of the courts in Maricopa County, Arizona. CREDITORS AND EAGLE EACH WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION FROM THIS AGREEMENT.

         13. This Agreement is the entire agreement about this subject matter, and supersedes prior negotiations or agreements. Creditors are not relying on any representations by Eagle or Borrower in entering into this Agreement. Creditors will keep themselves informed of Borrower's financial and other conditions. This Agreement may be amended only by written instrument signed by Creditors and Eagle.

         14. If there is an action to enforce the rights of a party under this Agreement, the party prevailing will be entitled, in addition to other relief, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in the action.


"Creditors"                                    "Eagle"

MARK MOLDENHAUER                               EAGLE CAPITAL GROUP, L.L.C., an
                                               Arizona limited liability Company


/s/ MARK MOLDENHAUER
--------------------------------               By: /s/ NEIL ELSEY
                                               Title: MANAGING MEMBER
                                                     --------------------------

PINNACLE FINANCIAL CORPORATION, an Arizona corporation


By: /s/ MARK MOLDENHAUER
   ---------------------------------------------
     Name: MARK MOLDENHAUER
     Title:  PRESIDENT




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

The Borrower approves and agrees to the terms of this Agreement.

                              "Borrower"

                              AUTOTRADECENTER.COM, INC., an Arizona corporation



                              By: /s/ ROGER L. BUTTERWICK

                              Title: PRESIDENT





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